SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MTB Group of Funds
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Proxy Statement Dated February 3, 2012

MTB GROUP OF FUNDS

MTB Money Market Fund

MTB Prime Money Market Fund

MTB New York Tax-Free Money Market Fund

MTB Pennsylvania Tax-Free Money Market Fund

MTB Tax-Free Money Market Fund

MTB U.S. Government Money Market Fund

MTB U.S. Treasury Money Market Fund

MTB Income Fund

MTB Intermediate-Term Bond Fund

MTB Maryland Municipal Bond Fund

MTB New York Municipal Bond Fund

MTB Pennsylvania Municipal Bond Fund

MTB Short Duration Government Bond Fund

MTB Short-Term Corporate Bond Fund

MTB U.S. Government Bond Fund

MTB Virginia Municipal Bond Fund

MTB Strategic Allocation Fund

MTB International Equity Fund

MTB Large Cap Growth Fund

MTB Large Cap Value Fund

MTB Mid Cap Growth Fund

MTB Small Cap Growth Fund

MTB Managed Allocation Fund – Moderate Growth II

(each a “Fund,” and collectively, the “Funds”)

100 East Pratt Street

17th Floor

Baltimore, Maryland 21202

1.800.836.2211

February 3, 2012

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Funds of the MTB Group of Funds (the “Trust”) will be held at 3:00 pm Eastern time on March 8, 2012, at the Trust’s principal executive offices at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

Your vote is very important to us. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone. Simply call the toll-free number on your proxy card, enter the control number found on the card, and follow the recorded instructions. You may also vote your shares by internet. Simply go to the website indicated on your proxy card, enter the 12 digit control number found on the front of your proxy card, and follow the instructions to cast your vote. If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote.

If you have any questions before you vote, please call MTB Funds Shareholder Services toll-free at 1-800-836-2211. Thank you for your participation in this important initiative.

Very truly yours,

Timothy L. Brenner

President, MTB Group of Funds

MTB GROUP OF FUNDS

MTB Money Market Fund

MTB Prime Money Market Fund

MTB New York Tax-Free Money Market Fund

MTB Pennsylvania Tax-Free Money Market Fund

MTB Tax-Free Money Market Fund

MTB U.S. Government Money Market Fund

MTB U.S. Treasury Money Market Fund

MTB Income Fund

MTB Intermediate-Term Bond Fund

MTB Maryland Municipal Bond Fund

MTB New York Municipal Bond Fund

MTB Pennsylvania Municipal Bond Fund

MTB Short Duration Government Bond Fund

MTB Short-Term Corporate Bond Fund

MTB U.S. Government Bond Fund

MTB Virginia Municipal Bond Fund

MTB Strategic Allocation Fund

MTB International Equity Fund

MTB Large Cap Growth Fund

MTB Large Cap Value Fund

MTB Mid Cap Growth Fund

MTB Small Cap Growth Fund

MTB Managed Allocation Fund – Moderate Growth II

(each a “Fund,” and collectively, the “Funds”)

100 East Pratt Street

17th Floor

Baltimore, Maryland 21202

1.800.836.2211

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 8, 2012

To Our Shareholders:

Notice is hereby given that a special meeting of the shareholders of the Funds of the MTB Group of Funds (the “Trust”) will be held at 3:00 p.m. Eastern Time on March 8, 2012, at the Trust’s principal executive offices at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202 (the “Meeting”). The purpose of the Meeting is to vote on the following proposals:

1.	To elect Joseph J. Castiglia, William H. Cowie Jr., John S. Cramer, Daniel R. Gernatt Jr., Marguerite D. Hambleton, Richard B. Seidel and Kenneth G. Thompson (the “Current Trustees”) as Trustees of the Trust; and to elect Robert H. Arnold, Eric Brucker, Robert J. Christian, R. Samuel Fraundorf and Nicholas A. Giordano (the “Additional Trustees”) as Trustees of the Trust;

2.	To approve a new investment advisory agreement between the Trust and Rodney Square Management Corporation (“RSMC”) (to be renamed Wilmington Funds Management Corporation (“WFMC”)), on behalf of each Fund; and

3.	To approve a new investment sub-advisory agreement among the Trust, WFMC and Wilmington Trust Investment Advisors, Inc. (“WTIA”) (formerly, MTB Investment Advisors, Inc. (“MTBIA”)), on behalf of each Fund.

It is not anticipated that any matters other than those listed above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the attached Proxy Statement. Shareholders of record of each Fund at the close of business on January 6, 2012 are entitled to notice of, and to vote at, any such Meeting and adjournments thereof.

You are cordially invited to attend the Meeting. Shareholders are requested and encouraged to complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Alternatively, to vote via telephone or internet, please refer to the enclosed proxy card. If you intend to attend the Meeting in person, you may register your presence with the registrar and vote your shares in person, even if you have previously voted your shares by proxy. If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your shares represented by the proxy will be voted at the Meeting in accordance with your instructions. Unless revoked, proxies that have been executed and returned by shareholders without instructions will be voted in favor of the proposals.

The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust (“Board” or “Trustees”), on behalf of each Fund.

The Board recommends that the shareholders of the Funds vote FOR the proposals.

By order of the Board of Trustees,

Lisa R. Grosswirth

Secretary, MTB Group of Funds

February 3, 2012

MTB GROUP OF FUNDS

MTB Money Market Fund

MTB Prime Money Market Fund

MTB New York Tax-Free Money Market Fund

MTB Pennsylvania Tax-Free Money Market Fund

MTB Tax-Free Money Market Fund

MTB U.S. Government Money Market Fund

MTB U.S. Treasury Money Market Fund

MTB Income Fund

MTB Intermediate-Term Bond Fund

MTB Maryland Municipal Bond Fund

MTB New York Municipal Bond Fund

MTB Pennsylvania Municipal Bond Fund

MTB Short Duration Government Bond Fund

MTB Short-Term Corporate Bond Fund

MTB U.S. Government Bond Fund

MTB Virginia Municipal Bond Fund

MTB Strategic Allocation Fund

MTB International Equity Fund

MTB Large Cap Growth Fund

MTB Large Cap Value Fund

MTB Mid Cap Growth Fund

MTB Small Cap Growth Fund

MTB Managed Allocation Fund – Moderate Growth II

(each a “Fund,” and collectively, the “Funds”)

100 East Pratt Street

17th Floor

Baltimore, Maryland 21202

1.800.836.2211

PROXY STATEMENT

DATED FEBRUARY 3, 2012

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MARCH 8, 2012

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of the MTB Group of Funds (the “Trust”), on behalf of the Funds, for use at a special meeting of shareholders to be held at the Trust’s principal executive offices at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202, on March 8, 2012, at 3:00 pm Eastern Time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders of the Funds on or about February 3, 2012.

Each Fund provides periodic reports to its shareholders, which highlight relevant information about the Funds, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report of a Fund, without charge, by calling 1-800-836-2211, by downloading it from the Trust’s website at www.mtbfunds.com or by writing to MTB Group of Funds, 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202.

INTRODUCTION

ELECTION OF TRUSTEES

At the Meeting, each shareholder of the Trust will be asked to elect the following Trustees to hold office until his or her successor is duly elected and qualified: Joseph J. Castiglia, William H. Cowie Jr., John S. Cramer, Daniel R. Gernatt Jr., Marguerite D. Hambleton, Richard B. Seidel and Kenneth G. Thompson (the “Current Trustees”); and Robert H. Arnold, Eric Brucker, Robert J. Christian, R. Samuel Fraundorf and Nicholas A. Giordano (the “Additional Trustees”).

At a meeting of the Board held on December 8-9, 2011, the Board appointed the Additional Trustees to serve as Trustees effective as of the closing of the combination of the Trust with the WT Trust, subject to the election of the Additional Trustees by the shareholders of the Trust. The Board also confirmed the appointment of the Current Trustees, subject to their election by the shareholders of the Trust. With the exception of Mr. Thompson, all of the Current Trustees have been elected previously by shareholders of the Trust. None of the Additional Trustees have been elected previously by shareholders of the Trust.

APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

On May 16, 2011, M&T Bank Corporation (“M&T”) and MTB One, Inc., a wholly-owned subsidiary of M&T, acquired Wilmington Trust Corporation (“Wilmington Trust”). M&T is the parent company of Wilmington Trust Investment Advisors, Inc. (“WTIA”) (formerly known as MTB Investment Advisors, Inc. (“MTBIA”)), an investment adviser to the Trust. Prior to that acquisition, Wilmington Trust was the parent company of Rodney Square Management Corporation (“RSMC”) (to be renamed Wilmington Funds Management Corporation (“WFMC”)),1 the investment adviser of the mutual funds within the WT Mutual Fund, a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940 (the “WT Trust”). To consolidate the mutual fund businesses of M&T, WTIA is in the process of reorganizing the mutual funds within the WT Trust into various new and existing Funds of the Trust. The reorganizations are expected to close on or around March 9, 2012, subject to approval by the relevant fund shareholders of the WT Trust in a separate proxy process.

At the Meeting, you will be asked to approve a new investment advisory agreement between the Trust and WFMC (“New Advisory Agreement”) and a new sub-advisory agreement among the Trust, WFMC and WTIA (“New Sub-Advisory Agreement”). As you know, WTIA (formerly known as MTBIA) currently serves as the investment adviser to each Fund. If shareholders approve the New Sub-Advisory Agreement, WTIA will continue to provide portfolio management services to each Fund, along with and subject to the oversight of WFMC. The new advisory structure will not affect the nature or quality of services that are provided to the Funds, and the officers and employees of WFMC overlap with the officers and employees of WTIA. In addition, the overall contractual fees for the investment advisory services to be paid by the Funds will be the same as they are now. This new advisory structure will align the advisory structure for the Funds with that of the existing funds of the WT Trust. The new structure may achieve certain state tax efficiencies for the benefit of M&T and its subsidiaries because it is expected that all or a portion of the advisory fees payable by the Funds to WFMC will be exempt from Delaware corporate income tax.

[1]	RSMC will be renamed WFMC as of the closing of the reorganization between the MTB Group of Funds and the WT Mutual Fund.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

The following chart specifies the Funds whose shareholders will be entitled to vote at the Meeting on each of the proposals being presented for shareholder consideration. The proposals are set forth in the Notice of Special Meeting and are discussed in detail in this proxy statement.

PROPOSALS	AFFECTED FUNDS	PAGE NUMBER
PROPOSAL 1: To elect Current and Additional Trustees.	All Funds, voting together.	3
PROPOSAL 2: To approve a new investment advisory agreement between the Trust and WFMC on behalf of each Fund.	Each Fund, voting separately.	20
PROPOSAL 3: To approve a new investment sub-advisory agreement between the Trust, WFMC and WTIA on behalf of each Fund.	Each Fund, voting separately.	31

If shareholders of the Funds do not approve a Proposal, the Board will consider other alternatives. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and each Fund.

PROPOSAL 1

To consolidate the mutual fund businesses of M&T, WTIA is in the process of reorganizing the mutual funds within the WT Trust into various new and existing funds of the Trust. The reorganizations are expected to close on or around March 9, 2012, subject to approval by the relevant shareholders of the WT Trust in a separate proxy process. At a meeting of the Board held on December 8-9, 2011, the Board confirmed the appointment of the Current Trustees, subject to their election by the shareholders of the Trust. The Board also appointed the Additional Trustees to serve as Trustees effective as of the closing of the combination of the Trust with the WT Trust, subject to the election of the Additional Trustees by the shareholders of the Trust. Information about the Current Trustees is presented immediately below. Information about the Additional Trustees is presented beginning on page 15.

A. ELECTION OF CURRENT TRUSTEES

At the Meeting, shareholders of the Trust will be asked to elect the following current Trustees: Mr. Joseph J. Castiglia, Mr. William H. Cowie Jr., Mr. John S. Cramer, Mr. Daniel R. Gernatt Jr., Dr. Marguerite D. Hambleton, Mr. Richard B. Seidel and Mr. Kenneth G. Thompson, to hold office until their successors are duly elected and qualified. At the quarterly meeting of the Board on December 8-9, 2011, the Board, at the recommendation of the Trust’s Nominating and Governance Committee, appointed Messrs. Castiglia, Cowie, Cramer, Gernatt, Seidel and Thompson and Dr. Hambleton to serve, effective as of the closing of the combination of the MTB Group of Funds with the WT Trust, as Trustees of the Trust until their successors are duly elected and qualified. The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Castiglia, Cowie, Cramer, Gernatt, Seidel and Thompson and Dr. Hambleton. Messrs. Castiglia, Cowie, Cramer, Gernatt, Seidel and Thompson and Dr. Hambleton have indicated that they will continue to serve on the Board, and the Board has no reason to believe that Messrs. Castiglia, Cowie, Cramer, Gernatt, Seidel and Thompson and Dr. Hambleton will become unavailable to continue to serve as Trustees. If the nominees are unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Independent Trustees.

Certain information regarding the current Trustees as well as the executive officers of the Trust is set forth below. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust, or ALPS Distributors, Inc. (the principal underwriter of the Trust (the “Underwriter”), as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)). Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust, or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under the heading “Independent Trustees” below. The address of each Trustee as it relates to the Trust’s business is 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202.

CURRENT INTERESTED TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR NOMINEE FOR TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE FOR TRUSTEE
KENNETH G. THOMPSON[a] Date of Birth: 9/64	Trustee	Shall serve until death, resignation or removal. Trustee since December 2008.	Senior Vice President, M&T Bank; Senior Vice President and Managing Director, Wilmington Trust Investment Advisors, Inc.	24	None

a.	Mr. Thompson is an “Interested Trustee” by reason of his employment with WTIA, the investment adviser to the Trust.

CURRENT INDEPENDENT TRUSTEESb

NAME AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR NOMINEE FOR TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE FOR TRUSTEE
JOSEPH J. CASTIGLIA Date of Birth: 7/34	Chairman and Trustee	Shall serve until death, resignation or removal. Trustee since February 1988.	Chairman and Director, Blue Cross Blue Shield of Western New York, health insurance provider (5/92 to 5/07); Lead Director and Director, Energy East, gas and electric utility (5/92 to 5/07); Vice Chairman, President, Chief Executive Officer, Vice President, Treasurer and Controller, Pratt & Lambert United, manufacturing of paints, coatings and adhesives (12/67 to 1/96)	24	Director, Read to Succeed Buffalo (1/08 to present); Chairman and Trustee, Buffalo Philharmonic Orchestra Foundation (1/06 to present); Chairman, Trustee and Treasurer, Buffalo Olmstead Parks Conservancy (1/05 to present); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present)

WILLIAM H. COWIE JR. Date of Birth: 1/31	Trustee	Shall serve until death, resignation or removal. Trustee since September 2003.	Retired	24	Medstar Health, not-for-profit owner and operator of hospitals (1972 to present)

NAME AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR NOMINEE FOR TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE FOR TRUSTEE
JOHN S. CRAMER Date of Birth: 2/42	Trustee	Shall serve until death, resignation or removal. Trustee since December 2000.	Senior Consultant, Yaffe & Co., health care consulting (2/06 to present); President and Chief Executive Officer, Pinnacle Health Systems, non-profit hospital and healthcare system in Central Pennsylvania	24	Director, Chek Med Corporation (6/03 to present); Director, Highmark Blue Cross/Blue Shield (2/05 to 6/10)

DANIEL R. GERNATT JR. Date of Birth: 7/40	Trustee	Shall serve until death, resignation or removal. Trustee since February 1988.	Chief Executive Officer, Gernatt Asphalt Products, Inc., asphalt, sand and gravel products (1979 to present)	24	Director, Roswell Park Alliance (2008 to present); Director, Hilbert College (2000 to 2011); Trustee, Gernatt Family Foundation; Former National Director, Classic Car Club of America

NAME AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR NOMINEE FOR TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE FOR TRUSTEE
DR. MARGUERITE D. HAMBLETON Date of Birth: 2/43	Trustee	Shall serve until death, resignation or removal. Trustee since September 2005.	President, AAA New York State Association, travel and financial service (7/09 to present); Regional President, Buffalo Branch of the Federal Reserve (2003 to 2005); President and Chief Executive Officer, AAA Western and Central New York, travel and financial service (12/85 to 12/05)	24	Director, AAA, travel and financial service (3/91 to 3/08); Director, AAA Foundation for Traffic Safety (5/85 to 2/01)

RICHARD B. SEIDEL Date of Birth: 4/41	Trustee	Shall serve until death, resignation or removal. Trustee since September 2003.	Chairman and Director, Girard Capital, broker-dealer (3/09 to present); Chairman and Director, Girard Partners, Ltd., investment adviser (9/95 to present)	24	Director, Tristate Capital Bank (9/07 to present)

b.	None of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, an investment adviser of a series of the Trust or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

CURRENT EXECUTIVE OFFICERS

NAME, ADDRESS[c] AND DATE OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
TIMOTHY L. BRENNER Date of Birth: 12/56	President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since December 2008.	Senior Vice President, M&T Bank; President, M&T Life Insurance Company

MICHAEL D. DANIELS Date of Birth: 10/67	Chief Operating Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since June 2007.	Chief Operating Officer, Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank; Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JPMorgan Chase Bank (2002 to 2004)

JEFFREY M. SELING Date of Birth: 9/70	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since June 2007.	Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JPMorgan Chase Bank

NAME, ADDRESS[c] AND DATE OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
GREGORY B. MCSHEA Date of Birth: 12/65	Chief Compliance Officer, Assistant Secretary and AML Compliance Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since December 2009.	Managing Director,
Wilmington Trust
Investment Advisors,
Inc.; General Counsel,
Legg Mason Capital
Management, Inc.
(2007 to 2009);
General Counsel,
Western Asset
Management Company
(2003 to 2009);
Associate General
Counsel and
Compliance Director,
Legg Mason Wood
Walker, Inc. (1997 to
2003)

ERIC B. PAUL Date of Birth: 2/74	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since June 2008.	Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (4/08 to present)

RALPH V. PARTLOW III Date of Birth: 6/57 25 South Charles Street 22nd Floor Baltimore, MD 21201	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since June 2010.	Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present); Vice President and Senior Counsel, Allfirst Bank (1995 to 2003)

GUY NORDAHL Date of Birth: 8/65 101 Barclay Street, 13E New York, NY 10166	Chief Financial Officer and Treasurer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since September 2007.	Vice President, BNY Mellon Asset Servicing (2009 to present); Vice President, BNY Asset Management (2003 to 2009); Vice President, BNY Asset Servicing (1998 to 2004)

LISA R. GROSSWIRTH Date of Birth: 7/65 101 Barclay Street, 13E New York, NY 10166	Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since September 2007.	Vice President, BNY Mellon Asset Servicing (2004 to present); Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004)

NAME, ADDRESS[c] AND DATE OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
RICHARD J. BERTHY Date of Birth: 10/58 Three Canal Plaza Suite 100 Portland, ME 04101	Chief Executive Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Officer since September 2007.	President and Managing Partner, Foreside Financial Group, LLC (5/08 to present); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management LLC (6/03 to 6/06); Vice President, Bainbridge Capital Management LLC (8/02 to 5/04)

c.	Unless otherwise noted, the address of each officer as it relates to the Trust’s business is 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202.

BOARD LEADERSHIP STRUCTURE

At this time, the Board of Trustees is composed of six Independent Trustees and one Interested Trustee.2 Joseph J. Castiglia, Independent Trustee, serves as the Chairman of the Board of Trustees and presides at meetings of the Board. Mr. Castiglia regularly communicates with representatives of WTIA and the Trust. Mr. Castiglia leads the deliberative meetings of the Independent Trustees that are held outside of the presence of management personnel. The Independent Trustees are advised at these meetings, as well as other times, by separate, independent legal counsel, Stradley Ronon Stevens & Young, LLP (“Stradley”). Mr. Castiglia may perform such other functions as may be requested by the Board from time to time. The Board believes that its leadership structure is appropriate given its specific characteristics, including, but not limited to: (i) the extensive oversight provided by the Funds’ adviser over the affiliated and unaffiliated sub-advisers that conduct the day-to-day management of the Funds; (ii) the extent to which the work of the Board is conducted through the committees, each of which consists of Independent Trustees; and (iii) the extent to which the Independent Trustees meet as needed, together with Stradley, in the absence of members of management. The Board also completes an annual self-assessment during which it reviews its leadership and the committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

The Board has overall responsibility to manage and control the business affairs of the Trust, including overseeing all of the series of the Trust, and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Trust’s business. The Trustees serve on the Board for an indefinite duration. Each Trustee serves until his or her successor has been elected and qualifies, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the federal securities laws. A Trustee may be removed by the vote or written consent of shareholders holding not less than two-thirds of the Trust’s outstanding shares. The Board held four regular meetings during the fiscal year ended April 30, 2011.

[2]	Mr. Jeffrey W. Durkee resigned as Trustee of the Trust effective on January 27, 2012.

The Board recommends that shareholders elect each of Robert H. Arnold, Dr. Eric Brucker, Nicholas A. Giordano, Robert J. Christian, R. Samuel Fraundorf and Kenneth G. Thompson as Trustees of the Trust, such elections to be effective as of the closing of the merger of the series of the WT Trust with certain series of the Trust, which is expected to be on or about March 9, 2012. The Board also recommends that shareholders re-elect each of Mr. Joseph J. Castiglia, Mr. William H. Cowie Jr., Mr. John S. Cramer, Mr. Daniel R. Gernatt Jr., Dr. Marguerite D. Hambleton and Mr. Richard B. Seidel. The Board believes that it is in the best interests of the Trust to elect the Current and Additional Trustees. Mr. Christian, Mr. Thompson and Mr. Fraundorf would be considered interested Trustees due to, among other things, their prior and existing relationships with WFMC and M&T and its affiliates.

The Independent Trustees of the Trust have participated in informal meetings with the Independent and Interested Trustee nominees.

At its meeting on December 8-9, 2011, after extensive discussions and meetings, the Nominating and Governance Committee of the Trust, comprised of all of the Independent Trustees, determined to recommend to the full Board the Current Trustees and Additional Trustees for election to the Board of the Trust. Acting on that recommendation, at its December 8-9, 2011 meeting, the Board approved those nominations and called a meeting of the shareholders to allow the shareholders of the Trust to vote on the election and re-election of all of the nominees. Information about each nominee is set forth below. If elected by shareholders, each Board member would serve on the Board and would oversee all of the series of the Trust, including any series that are established in the future.

COMMITTEES OF THE BOARD

BOARD COMMITTEE	COMMITTEE MEMBERS	COMMITTEE FUNCTIONS	MEETINGS HELD DURING LAST FISCAL YEAR
Audit	Joseph J. Castiglia William H. Cowie Jr. John S. Cramer Daniel R. Gernatt Jr. Marguerite D. Hambleton Richard B. Seidel	The purposes of the Audit Committee are to oversee the accounting and financial reporting processes of the Funds, the Funds’ internal control over financial reporting and the quality and integrity of the independent audit of the Funds’ financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds’ independent registered public accountants, acts as a liaison between the independent registered public accountants and the Board and reviews the Funds’ internal audit function.	Four

BOARD COMMITTEE	COMMITTEE MEMBERS	COMMITTEE FUNCTIONS	MEETINGS HELD DURING LAST FISCAL YEAR
Nominating and Governance	Joseph J. Castiglia William H. Cowie Jr. John S. Cramer Daniel R. Gernatt Jr. Marguerite D. Hambleton Richard B. Seidel	The Nominating and Governance Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Trust’s Board when vacancies occur. The Nominating and Governance Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Funds’ agents or service providers and counsel to the Trust. Any shareholder who desires to have an individual considered for nomination by the Nominating and Governance Committee must submit a recommendation in writing to the Secretary of the Trust, at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Nominating and Governance Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	None

EXPERIENCE OF TRUSTEES

Described below for each Trustee are specific experiences, qualifications, attributes or skills that support a conclusion that he or she should serve as a Trustee of the Trust as of the date of this proxy statement and in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Trustee evidences those abilities and is appropriate to his or her serving on the Trust’s Board of Trustees. Further information about each Trustee is set forth in the table above describing the business activities of and other directorships held by each Trustee during the past five years.

Mr. Thompson has served as a Trustee for over three years, while also acting as a Senior Vice President of M&T Bank, the parent company of the WTIA. His positions within the M&T organization entail significant responsibilities for the operations of the Trust, the Funds, WTIA and WFMC.

Mr. Castiglia has 24 years of experience serving as an Independent Trustee of the Trust, including experience serving as Chairman of the Board. Those positions have provided Mr. Castiglia with knowledge of the operations and business of the Trust and the Funds, and have called upon him to exercise leadership and analytical skills. Mr. Castiglia has significant business experience, having been, among other things, Chairman of Blue Cross Blue Shield of Western and Central New York; Chairman of Catholic Health of Western New York; Chairman of the Buffalo Branch of the Federal Reserve Bank of New York; President and Chief Executive Officer of Pratt & Lambert United Inc. (NYSE); Lead Director of Energy East Corporation (NYSE); and Principal of Deloitte & Touche (formerly Haskins & Sells).

Mr. Cowie has over eight years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Cowie has significant experience related to the financial services industry, having been, among other things, Vice Chairman of Signet Banking Corp.

Mr. Cramer has over 11 years of experience serving as an Independent Trustee of the Trust. The position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Cramer has significant business experience, having been, among other things, President and Chief Executive Officer of Pinnacle Health Systems.

Mr. Gernatt has 24 years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Gernatt has significant business experience, as he has served as Chief Executive Officer of Gernatt Asphalt Products, Inc. since 1979.

Dr. Hambleton has over six years of experience serving as an Independent Trustee of the Trust. That position has provided her with knowledge of the operations and business of the Trust and the Funds. Dr. Hambleton has significant experience related to the business and financial service industries, having been President of the AAA New York State Association since 2008 and President of the Board of the Directors of the Buffalo Branch of the Federal Reserve Bank of New York from 2003 to 2005.

Mr. Seidel has over eight years of experience serving as an Independent Trustee of the Trust. That position has provided him with knowledge of the operations and business of the Trust and the Funds. Mr. Seidel has significant experience related to the financial services industry, having been Founder, Chairman and Director of Girard Partners, Ltd., a registered investment advisory firm, since 1995, and Chairman and Director of Girard Capital, a broker/dealer, since 2009.

BOARD OVERSIGHT OF TRUST RISK

The Board has not established a formal risk committee. However, much of the regular work of the Board and its standing committees addresses aspects of risk oversight. At each regular Board meeting, the investment adviser reports to the full Board on actual and potential risks to the Funds and the Trust as a whole. In addition, as part of its regular quarterly reports to the Board about various matters, the investment adviser reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the individual Funds. In addition, the Audit Committee considers risks related to financial reporting and controls.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and provides an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. The CCO also regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees, including issues concerning the investment adviser as applicable.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the fund complex, as of December 1, 2011.

NAME OF TRUSTEE/FUND	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND OF THE TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE WITHIN THE SAME FAMILY OF INVESTMENT COMPANIES
INTERESTED TRUSTEES
Kenneth G. Thompson		$1-$10,000
MTB New York Tax-Free Money Market Fund	$1-$10,000
MTB Large Cap Value Fund	$1-$10,000
MTB Strategic Allocation Fund	$1-$10,000
INDEPENDENT TRUSTEES
Joseph J. Castiglia		Over $100,000
MTB Small Cap Growth Fund	Over $100,000
William H. Cowie Jr.		Over $100,000
MTB Large Cap Value Fund	$10,001-$50,000
MTB Large Cap Growth Fund	$10,001-$50,000
MTB Intermediate Term Bond Fund	Over $100,000
John S. Cramer		Over $100,000
MTB Strategic Allocation Fund	$1-$10,000
MTB Large Cap Growth Fund	$1-$10,000
MTB Mid Cap Growth Fund	$10,001-$50,000
MTB Money Market Fund	$10,001-$50,000
MTB Small Cap Growth Fund	$10,001-$50,000
MTB Pennsylvania Municipal Bond Fund	Over $100,000
MTB International Equity Fund	$50,001-$100,000
MTB Intermediate Term Bond Fund	Over $100,000
Daniel R. Gernatt Jr.		Over $100,000
MTB New York Tax-Free Money Market Fund	Over $100,000
MTB Large Cap Growth Fund	Over $100,000
MTB Large Cap Value Fund	Over $100,000
MTB Mid Cap Growth Fund	Over $100,000
MTB International Equity Fund	Over $100,000
Marguerite D. Hambleton	None	None
Richard B. Seidel		$50,001-$100,000
MTB Large Cap Value Fund	$10,001-$50,000
MTB Large Cap Growth Fund	$10,001-$50,000

As of December 1, 2011, the Funds’ Trustees and officers as a group owned less than 1% of each Fund’s outstanding shares.

OTHER SHARE OWNERSHIP INFORMATIONd

NAME OF TRUSTEE	NAME OF OWNER AND RELATIONSHIP TO TRUSTEE	COMPANY	TITLE OF CLASS	VALUE OF SECURITIES AS OF DECEMBER 1, 2011	PERCENT OF CLASS
Daniel R. Gernatt Jr.	Roseann Gernatt (spouse of Trustee)	M&T Bank	Common	$75,000	< 1%

d.	As of December 1, 2011.

COMPENSATION

In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended April 30, 2011.

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF THE TRUST EXPENSES[e]	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND COMPLEX PAID TO THE TRUSTEE
Kenneth G. Thompson	None	None	None	None
Joseph J. Castiglia	$66,000	None	None	$66,000
William H. Cowie Jr.	$55,000	None	None	$55,000
John S. Cramer	$55,000	None	None	$55,000
Daniel R. Gernatt Jr.	$55,000	None	None	$55,000
Dr. Marguerite D. Hambleton	$55,000	None	None	$55,000
Richard B. Seidel	$55,000	None	None	$55,000

e.	The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders who wish to communicate in writing with the Board or any Trustee may do so by sending their written correspondence addressed to the Board or the Trustee to MTB Group of Funds, Attn: Lisa R. Grosswirth, 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202.

REQUIRED VOTE

Approval of Proposal 1 requires a plurality of the votes cast at a shareholders’ meeting at which a quorum is present. According to the Trust’s Amended and Restated Agreement and Declaration of Trust, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting for purposes of this vote.

The Board recommends that shareholders of the Funds vote FOR the election of the Current Trustees.

B. ELECTION OF ADDITIONAL TRUSTEES

At the Meeting, shareholders of the Trust will be asked to elect five additional Trustees, Mr. Robert H. Arnold, Dr. Eric Brucker, Mr. Robert J. Christian, Mr. R. Samuel Fraundorf and Mr. Nicholas A. Giordano, to hold office until their successors are duly elected and qualified. At the quarterly meeting of the Board on December 8-9, 2011, the Board, at the recommendation of the Trust’s Nominating and Governance Committee,

appointed Messrs. Arnold, Christian, Fraundorf and Giordano and Dr. Brucker to serve, effective as of the closing of the combination of the MTB Group of Funds with the WT Trust, as Trustees of the Trust until their successors are duly elected and qualified. The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Arnold, Christian, Fraundorf and Giordano and Dr. Brucker. Messrs. Arnold, Christian, Fraundorf and Giordano and Dr. Brucker have indicated that they consent to serve on the Board, and the Board has no reason to believe that Messrs. Arnold, Christian, Fraundorf and Giordano and Dr. Brucker will become unavailable to serve as Trustees. If the nominees are unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Independent Trustees.

Certain information regarding the nominees is set forth below. Information regarding the Current Trustees as well as the executive officers of the Trust is set forth above under “Election of Current Trustees”. Each person listed under “Interested Trustee Nominees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust, or the Underwriter. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust, or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under the heading “Independent Trustee Nominees” below. The address of each nominee as it relates to the Trust’s business is 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202.

INTERESTED TRUSTEE NOMINEES

NAME AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE	PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR NOMINEE FOR TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE FOR TRUSTEE
ROBERT J. CHRISTIAN[f] Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Nominee for Trustee.	Retired since February 2006; Executive Vice President, Wilmington Trust Company (2/96-2/06); President, Wilmington Funds Management Corporation (1996-2005); Vice President, Wilmington Funds Management Corporation (2005-2006)	26	FundVantage Trust, registered investment company (33 portfolios); Optimum Fund, registered investment company (6 portfolios)

NAME AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE	PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR NOMINEE FOR TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE FOR TRUSTEE
R. SAMUEL FRAUNDORF[g] Date of Birth: 4/64	Trustee	Shall serve until death, resignation or removal. Nominee for Trustee.	President, Wilmington Trust Investment Advisors, Inc. (12/11 to present); President, Wilmington Trust Investment Management LLC (1/09 to present); Chief Operating Officer, Wilmington Trust Investment Management LLC (1/08 to 1/09); Director of Research, Wilmington Trust Investment Management LLC (8/04 to 1/08); Senior Manager and Tax Manager, KPMG (1/99 to 8/04)	26	None

f.	Mr. Christian has been nominated as a Trustee by reason of his qualifications and experience as a current member of the Board of the WT Trust and would serve as an “Interested Trustee” by reason of his previous employment with WFMC, an affiliate of the investment adviser to the Trust.

g.	Mr. Fraundorf is being nominated as an “Interested Trustee” by reason of his employment with WTIA and his position with WFMC, investment advisers to the Trust.

INDEPENDENT TRUSTEE NOMINEESh

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR NOMINEE FOR TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE FOR TRUSTEE
ROBERT H. ARNOLD Date of Birth: 3/44	Trustee	Shall serve until death, resignation or removal. Nominee for Trustee.	Financial Management Consultant, R. H. Arnold & Co., Inc. (1989 to present)	26	First Potomac Realty Trust (7/03 to present)
DR. ERIC BRUCKER Date of Birth: 12/41	Trustee	Shall serve until death, resignation or removal. Nominee for Trustee.	Professor of Economics, Widener University (9/01 to present)	26	None
NICHOLAS A. GIORDANO Date of Birth: 3/43	Trustee	Shall serve until death, resignation or removal. Nominee for Trustee.	Consultant, financial services organizations (1997 to present); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997)	26	Independence Blue Cross; IntriCon Corporation; Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios)

h.	None of the Independent Trustee Nominees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, an investment adviser of series of the Trust or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

EXPERIENCE OF TRUSTEE NOMINEES

The following provides an overview of the considerations that led the Board to conclude that each nominee should be proposed for election to the Board. In general, no one factor has been decisive in the selection of any person to serve on the Board. Among the factors that the Board considers in concluding that an individual should serve on the Board are the individual’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight.

In considering the nominees, the Board considered the years of experience of Mr. Arnold, Dr. Brucker, Mr. Giordano and Mr. Christian serving on the Board of the WT Trust, and Mr. Fraundorf’s significant experience with the operations and business affairs of the WT Trust and his leadership role with respect to WFMC and WTIA. In respect of each nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Nominee’s recent professional experience is summarized above.

Each of the new nominees to the Board was originally recommended to serve on the Board by WTIA.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each nominee in each series of the WT Trust as of December 1, 2011. As of the closing of the combination of the MTB Group of Funds with the WT Trust, each nominee’s beneficial interest in the WT Trust will be converted to a beneficial interest in the MTB Group of Funds.

NAME OF NOMINEE/FUND	DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE WT MUTUAL FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY NOMINEE WITHIN THE SAME FAMILY OF INVESTMENT COMPANIES
INTERESTED TRUSTEE NOMINEES
Robert J. Christian		Over $100,000
Wilmington Prime Money Market Fund	$1-$10,000
Wilmington Large-Cap Strategy Fund	$50,001-$100,000
R. Samuel Fraundorf		$50,001-$100,000
Wilmington Multi-Manager International Fund	$10,001-$50,000
Wilmington Small-Cap Strategy Fund	$10,001-$50,000
INDEPENDENT TRUSTEE NOMINEES
Robert H. Arnold	None	None
Eric Brucker		Over $100,000
Wilmington Broad Market Bond Fund	$10,001-$50,000
Wilmington U.S. Government Money Market Fund	$50,001-$100,000
Wilmington Large-Cap Strategy Fund	$50,001-$100,000
Nicholas A. Giordano		Over $100,000
Wilmington Multi-Manager Real Asset Fund	Over $100,000

As of December 1, 2011, none of the Independent Trustee Nominees, and no immediate family member of any Independent Trustee Nominee, owns securities of an investment adviser of a series of the Trust, or any control person of investment advisers or the principal underwriter.

REQUIRED VOTE

Approval of Proposal 1 requires a plurality of the votes cast at a shareholders’ meeting at which a quorum is present. According to the Trust’s Amended and Restated Agreement and Declaration of Trust, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting for purposes of this vote.

The Board recommends that shareholders of the Funds vote FOR the election of the Additional Trustees.

PROPOSAL 2: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND WFMC, ON BEHALF OF EACH FUND

(This proposal will be considered by shareholders of each Fund, voting separately.)

You are being asked to approve the New Advisory Agreement and New Sub-Advisory Agreement. Under the New Advisory Agreement and New Sub-Advisory Agreement, WFMC and WTIA will provide services to each Fund equivalent to the services that WTIA currently provides under its existing advisory agreements with the Funds (“Current Agreements”) and collectively will receive a fee that is equal to the fee WTIA currently receives under the Current Agreements.

At in-person meetings held on October 26 and December 9, 2011, the Board, including all of the Independent Trustees,3 approved the New Advisory Agreement, subject to shareholder approval. A discussion of the basis for the Board’s approval of the New Advisory Agreement is included below in the section entitled “Board Considerations in Approving the New Advisory Agreement and New Sub-Advisory Agreement.” The New Advisory Agreement will become effective as to a Fund only if approved by a “majority of the outstanding voting securities” (as such term is defined under the 1940 Act) of the applicable Fund.

The Board recommends that shareholders of each Fund vote to approve the New Advisory Agreement.

SUMMARY OF THE CURRENT AGREEMENTS

WTIA currently provides advisory services to the Funds pursuant to the following contracts (the “Current Agreements”): (i) an investment advisory agreement dated August 22, 2003, as amended January 11, 2006, between the Trust and WTIA on behalf of the MTB Prime Money Market Fund, MTB New York Tax-Free Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB Tax-Free Money Market Fund, MTB U.S. Government Money Market Fund, MTB Income Fund, MTB Intermediate-Term Bond Fund, MTB Maryland Municipal Bond Fund, MTB Pennsylvania Municipal Bond Fund, MTB Short Duration Government Bond Fund, MTB Short-Term Corporate Bond Fund, MTB Virginia Municipal Bond Fund, MTB Strategic Allocation Fund, MTB International Equity Fund, MTB Mid Cap Growth Fund, MTB Small Cap Growth Fund and MTB Managed Allocation Fund – Moderate Growth II; (ii) an investment advisory agreement dated August 22, 2003 between the Trust and WTIA on behalf of the MTB Large Cap Growth Fund, MTB Large Cap Value Fund, MTB New York Municipal Bond Fund and MTB U.S. Government Bond Fund; and (iii) an investment advisory agreement dated August 22, 2003, as amended March 9, 2005, between the Trust and WTIA on behalf of the MTB Money Market Fund and MTB U.S. Treasury Money Market Fund. Each of the Current Agreements was last approved by the Board at its quarterly meeting held on September 15, 2011. Each of the Current Agreements was last approved by shareholders immediately prior to each Fund’s respective commencement.

[3]	Independent Trustees are persons who are not “interested persons” of the Trust, its investment advisers, or the principal underwriter of the Trust’s shares, as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act.

General. WTIA is responsible for managing each Fund’s assets. In providing investment management services to each Fund, WTIA determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and limitations set forth in each Fund’s registration statement, and amendments thereto, and such policies and instructions as the Trustees may determine. WTIA may, subject to certain conditions, enter into one or more contracts with a sub-adviser in which WTIA delegates to such sub-adviser any or all of its obligations or services.

Compensation. The investment advisory rates charged to the Funds by WTIA under the Current Agreements are set forth below.

MTB FUND	CONTRACTUAL RATE OF ADVISORY FEE BASED ON AVERAGE DAILY NET ASSETS OF EACH FUND
Short Duration Government Bond Fund*	0.60%
Short-Term Corporate Bond Fund*	0.70%
U.S. Government Bond Fund*†	0.70%
New York Municipal Bond Fund*	0.70%
Pennsylvania Municipal Bond Fund*	0.70%
Maryland Municipal Bond Fund*	0.70%
Virginia Municipal Bond Fund*	0.70%
Intermediate-Term Bond Fund*	0.70%
Income Fund*	0.60%
Strategic Allocation Fund*	0.65%
Large Cap Value Fund**	0.70%
Large Cap Growth Fund	0.85%
Mid Cap Growth Fund	0.85%
Small Cap Growth Fund	0.85%
International Equity Fund‡	1.00%
U.S. Treasury Money Market Fund	0.40%
U.S. Government Money Market Fund	0.40%
Tax-Free Money Market Fund	0.40%
Money Market Fund	0.40%
Prime Money Market Fund†	0.40%
New York Tax-Free Money Market Fund†	0.40%
Pennsylvania Tax-Free Money Market Fund†	0.40%
Managed Allocation Fund – Moderate Growth II	0.25%

*	At the October 26, 2011 Board meeting, the Board reduced the advisory fee for the indicated Funds to 0.50%, to be effective as of the closing of the reorganization of the MTB Group of Funds with the WT Mutual Fund.
†	As part of the reorganization, it is anticipated that (i) the MTB Short Duration Government Bond Fund will acquire the MTB U.S. Government Bond Fund; (ii) the MTB Tax-Free Money Market Fund will acquire the MTB New York Tax-Free Money Market Fund and the MTB Pennsylvania Tax-Free Money Market Fund; and (iii) the MTB Money Market Fund will acquire the MTB Prime Money Market Fund.
**	As of the date of the reorganization of the MTB Group of Funds with the WT Mutual Fund, the MTB Large Cap Value Fund will have a contractual maximum advisory fee of 0.25% payable to WFMC/WTIA and an aggregate contractual maximum advisory fee of 0.70% payable to all advisers and sub-advisers.
‡	As of the date of the reorganization of the MTB Group of Funds with the WT Mutual Fund, the MTB International Equity Fund will have a contractual maximum advisory fee of 0.50% payable to WFMC/WTIA and an aggregate contractual maximum advisory fee of 1.00% payable to all advisers and sub-advisers.

Liability. Under the Current Agreements, WTIA shall not be liable to the Trust, the Funds or to any shareholder of the Funds, for any act or omission in the course of, or connected with, rendering services to which the Current Agreements relate, or for any losses that may be sustained in the purchase, holding or sale of any security, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by WTIA of its obligations and duties under such agreement.

Term. The Current Agreements had an initial two-year term and, unless earlier terminated, continue from year-to-year thereafter, provided that each such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not parties to the Current Agreements or interested persons of any such party.

Termination. The Current Agreements may at any time be terminated without payment of any penalty by the Trust with respect to a Fund (by vote of the Board or by vote of a majority of the outstanding voting securities of a Fund) on sixty (60) days written notice to WTIA. The Current Agreements terminate automatically in the event of any assignment.

COMPENSATION

The aggregate amount of WTIA’s advisory fee and the amount and purpose of any other material payments by the Funds to WTIA, or any affiliated person of WTIA, during the last fiscal year is provided below.

For its services under the Current Agreements, WTIA earned the following gross advisory fees from the Funds during the last fiscal year:

FUND	FISCAL YEAR ENDED APRIL 30, 2011
MTB Short Duration Government Bond Fund	$618,701
MTB Short-Term Corporate Bond Fund	$991,916
MTB U.S. Government Bond Fund	$440,785
MTB New York Municipal Bond Fund	$749,533
MTB Pennsylvania Municipal Bond Fund	$734,422
MTB Maryland Municipal Bond Fund	$857,991
MTB Virginia Municipal Bond Fund	$149,087
MTB Intermediate-Term Bond Fund	$876,731
MTB Income Fund	$1,238,549
MTB Strategic Allocation Fund	$437,110
MTB Large Cap Value Fund*	$408,599
MTB Large Cap Growth Fund	$1,108,659
MTB Mid Cap Growth Fund	$1,661,252
MTB Small Cap Growth Fund	$1,424,716
MTB International Equity Fund*	$1,066,145
MTB U.S. Treasury Money Market Fund	$4,267,461
MTB U.S. Government Money Market Fund	$8,501,419
MTB Tax-Free Money Market Fund	$515,295
MTB Money Market Fund	$6,422,275
MTB Prime Money Market Fund	$1,565,215
MTB New York Tax-Free Money Market Fund	$446,242
MTB Pennsylvania Tax-Free Money Market Fund	$128,188
MTB Managed Allocation Fund – Moderate Growth II†	$61,878

*	For the indicated Funds, the fees paid are net of payments to the Funds’ sub-advisers.
†	For the MTB Managed Allocation Fund – Moderate Growth II, the fees paid are for the fiscal year ended December 31, 2010.

WTIA waived fees and/or reimbursed expenses in the following amounts with respect to the Funds for the fiscal year ended April 30, 2011:

FUND	FISCAL YEAR ENDED APRIL 30, 2011
MTB Short Duration Government Bond Fund	$210,872
MTB Short-Term Corporate Bond Fund	$471,864
MTB U.S. Government Bond Fund	$169,667
MTB New York Municipal Bond Fund	$327,180
MTB Pennsylvania Municipal Bond Fund	$204,775
MTB Maryland Municipal Bond Fund	$261,508
MTB Virginia Municipal Bond Fund	$124,544
MTB Intermediate-Term Bond Fund	$330,599
MTB Income Fund	$239,582
MTB Strategic Allocation Fund	$400,621
MTB Large Cap Value Fund	$9,105
MTB Large Cap Growth Fund	$156,687
MTB Mid Cap Growth Fund	$434,787
MTB Small Cap Growth Fund	$49,958
MTB International Equity Fund	$3,464
MTB U.S. Treasury Money Market Fund	$3,440,704
MTB U.S. Government Money Market Fund	$4,923,950
MTB Tax-Free Money Market Fund	$249,362
MTB Money Market Fund	$3,986,871
MTB Prime Money Market Fund	$1,083,645
MTB New York Tax-Free Money Market Fund	$262,657
MTB Pennsylvania Tax-Free Money Market Fund	$161, 630
MTB Managed Allocation Fund – Moderate Growth II†	$115,188

†	For the MTB Managed Allocation Fund – Moderate Growth II, the fees waived and/or reimbursed are for the fiscal year ended December 31, 2010.

For its services as co-administrator for the fiscal year ended April 30, 2011, WTIA received the following fees paid by the Funds during the period indicated:

FUND	FISCAL YEAR ENDED APRIL 30, 2011
MTB Short Duration Government Bond Fund	$29,542
MTB Short-Term Corporate Bond Fund	$40,559
MTB U.S. Government Bond Fund	$18,051
MTB New York Municipal Bond Fund	$30,691
MTB Pennsylvania Municipal Bond Fund	$30,070
MTB Maryland Municipal Bond Fund	$35,136
MTB Virginia Municipal Bond Fund	$6,104
MTB Intermediate-Term Bond Fund	$35,904
MTB Income Fund	$59,171
MTB Strategic Allocation Fund	$19,937
MTB Large Cap Value Fund	$46,302
MTB Large Cap Growth Fund	$37,362
MTB Mid Cap Growth Fund	$55,963
MTB Small Cap Growth Fund	$48,000
MTB International Equity Fund	$60,608

FUND	FISCAL YEAR ENDED APRIL 30, 2011
MTB U.S. Treasury Money Market Fund	$305,322
MTB U.S. Government Money Market Fund	$608,908
MTB Tax-Free Money Market Fund	$36,939
MTB Money Market Fund	$460,096
MTB Prime Money Market Fund	$112,151
MTB New York Tax-Free Money Market Fund	$31,968
MTB Pennsylvania Tax-Free Money Market Fund	$9,189
MTB Managed Allocation Fund – Moderate Growth II†	$7,047

†	For the MTB Managed Allocation Fund – Moderate Growth II, the fees paid are for the fiscal year ended December 31, 2010.

M&T Securities received the following 12b-1 payments from the Funds during the period indicated:

FUND	FISCAL YEAR ENDED APRIL 30, 2011
MTB Short Duration Government Bond Fund	$22,603
MTB Short-Term Corporate Bond Fund	$1,945
MTB U.S. Government Bond Fund	$11,278
MTB New York Municipal Bond Fund	$67,330
MTB Pennsylvania Municipal Bond Fund	$14,661
MTB Maryland Municipal Bond Fund	$83,753
MTB Virginia Municipal Bond Fund	$38,729
MTB Intermediate-Term Bond Fund	$6,434
MTB Income Fund	$6,943
MTB Strategic Allocation Fund	$90,699
MTB Large Cap Value Fund	$9,448
MTB Large Cap Growth Fund	$38,842
MTB Mid Cap Growth Fund	$72,202
MTB Small Cap Growth Fund	$34,185
MTB International Equity Fund	$6,250
MTB U.S. Treasury Money Market Fund	—
MTB U.S. Government Money Market Fund	—
MTB Tax-Free Money Market Fund	$3,398
MTB Money Market Fund	—
MTB Prime Money Market Fund	—
MTB New York Tax-Free Money Market Fund	—
MTB Pennsylvania Tax-Free Money Market Fund	$102
MTB Managed Allocation Fund – Moderate Growth II	—

M&T Securities received the following shareholder servicing fee payments from the Funds during the period indicated:

FUND	FISCAL YEAR ENDED APRIL 30, 2011
MTB Short Duration Government Bond Fund	$455
MTB Short-Term Corporate Bond Fund	$372
MTB U.S. Government Bond Fund	$4,808
MTB New York Municipal Bond Fund	$1,661
MTB Pennsylvania Municipal Bond Fund	$837
MTB Maryland Municipal Bond Fund	$11,204

FUND	FISCAL YEAR ENDED APRIL 30, 2011
MTB Virginia Municipal Bond Fund	—
MTB Intermediate-Term Bond Fund	$2,916
MTB Income Fund	$3,698
MTB Strategic Allocation Fund	$28,703
MTB Large Cap Value Fund	$149,704
MTB Large Cap Growth Fund	$39,388
MTB Mid Cap Growth Fund	$277,715
MTB Small Cap Growth Fund	$139,014
MTB International Equity Fund	$183,580
MTB U.S. Treasury Money Market Fund	—
MTB U.S. Government Money Market Fund	—
MTB Tax-Free Money Market Fund	$168
MTB Money Market Fund	$166,808
MTB Prime Money Market Fund	—
MTB New York Tax-Free Money Market Fund	$1,029
MTB Pennsylvania Tax-Free Money Market Fund	—
MTB Managed Allocation Fund – Moderate Growth II	—

M&T Securities received the following sales charge payments from the Funds during the period indicated:

FUND	FISCAL YEAR ENDED APRIL 30, 2011
MTB Short Duration Government Bond Fund	$37,126
MTB Short-Term Corporate Bond Fund	$240
MTB U.S. Government Bond Fund	$2,080
MTB New York Municipal Bond Fund	$24,420
MTB Pennsylvania Municipal Bond Fund	$44,734
MTB Maryland Municipal Bond Fund	$8,695
MTB Virginia Municipal Bond Fund	$2,600
MTB Intermediate-Term Bond Fund	$12,639
MTB Income Fund	$13,517
MTB Strategic Allocation Fund	$168,095
MTB Large Cap Value Fund	$3,114
MTB Large Cap Growth Fund	$4,709
MTB Mid Cap Growth Fund	$21,173
MTB Small Cap Growth Fund	$9,278
MTB International Equity Fund	$3,125
MTB U.S. Treasury Money Market Fund	—
MTB U.S. Government Money Market Fund	—
MTB Tax-Free Money Market Fund	—
MTB Money Market Fund	—
MTB Prime Money Market Fund	—
MTB New York Tax-Free Money Market Fund	—
MTB Pennsylvania Tax-Free Money Market Fund	—
MTB Managed Allocation Fund – Moderate Growth II	—

SUMMARY OF NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

Background. As discussed above, WTIA (formerly known as MTBIA) currently serves as an investment adviser for the Trust. In light of the acquisition by M&T and MTB One, Inc. of Wilmington Trust, M&T intends to consolidate its mutual fund businesses. Accordingly, WTIA proposes to reorganize the mutual funds within the WT Trust into various new and existing Funds of the Trust. The reorganizations are expected to close on or around March 9, 2012, subject to approval by the relevant fund shareholders of the WT Trust in a separate proxy process.

At the Meeting, you will be asked to approve the New Advisory Agreement with WFMC, and the New Sub-Advisory Agreement with WTIA, whereby WTIA will continue to provide portfolio management services to each Fund, along with and subject to the oversight of WFMC. The current funds within the WT Trust use an advisory structure whereby WFMC serves as investment adviser, and another wholly-owned subsidiary of M&T serves as a sub-adviser, to each fund. The new advisory structure will align the advisory structure for the Funds with the existing structure for the funds of the WT Trust. Specifically, under the new structure, WFMC will serve as the investment adviser of the Funds and WTIA will serve as the investment sub-adviser.

The new advisory structure will not affect the nature or quality of services that are provided to the Funds, and the officers and employees of WFMC overlap with the officers and employees of WTIA. In addition, the overall contractual fees for the investment advisory services to be paid by the Funds will be the same as they are now. The proposed restructuring of the advisory arrangements may achieve certain state tax efficiencies for the benefit of M&T and its subsidiaries. It is expected that all or a portion of the advisory fees payable to WFMC, which has its principal offices in the State of Delaware and confines its activities in the State of Delaware to providing investment management services to investment companies registered under the 1940 Act, will be exempt from Delaware corporate income tax. WFMC’s principal place of business is 1100 North Market Street, Wilmington, Delaware. WFMC employs portfolio management, trading, operations, compliance and legal personnel who are dedicated to the provision of investment management services to registered investment companies.

Terms of the New Agreements and the Current Agreements. Each of the New Investment Advisory Agreement and the New Sub-Advisory Agreement has substantially similar terms to the Current Agreements, as summarized above, and the aggregate advisory fee under the New Investment Advisory Agreement and the New Sub-Advisory Agreement for each of the Funds will be equal to the advisory fees under the Current Agreements.4 The liability and termination provisions of the New Agreements and the Current Agreements are substantially similar. In addition, like the Current Agreements, the New Agreements will have an initial two –year term and, unless earlier terminated, continue from year-to-year thereafter, provided that such continuance is approved annually by the Board, including a majority of the Independent Trustees.

The New Advisory Agreement does contain additional provisions that require WFMC to furnish for the use of the Trust office space and all office facilities, equipment and personnel necessary for servicing the investments of the Trust, and to pay the salaries of all personnel of the Trust and WFMC performing services relating to research, statistical and investment activities on behalf of the Trust. The New Advisory Agreement also contains additional provisions relating to the execution and allocation of brokerage. The New Advisory Agreement provides that to the extent that state law has not been preempted by federal law, the contract would be governed by the laws of the State of Delaware (rather than the laws of the State of Pennsylvania, as provided in the Current Agreements).

Under the proposed arrangement, WTIA will change from the investment adviser to a sub-adviser. In its sub-advisory capacity, WTIA will provide portfolio management services to the Funds, along with and subject to the oversight of WFMC. Under the terms of the New Sub-Advisory Agreement, WTIA would receive fees not to exceed the amount of the fees to be paid to WFMC. The fees would be paid to WTIA either by WFMC or directly by the Fund. If the fee were paid directly by the Fund, the compensation paid to WFMC would be reduced by the amount paid to WTIA. The allocation of the fees paid by a Fund to WTIA and WFMC could vary from time to time depending on the allocation of assets, if any, by WFMC to WTIA for management.

[4]

As noted above, the advisory fees under the New Advisory Agreement and New Sub-Advisory Agreement would be equal to the advisory fees under the Current Agreements as modified by the Board on October 26, 2011, effective as of the closing of the reorganization of the MTB Group of Funds with the WT Mutual Fund. See the chart above on page 21.

The Forms of the New Investment Advisory Agreement and the New Sub-Advisory Agreement are attached to this Proxy Statement as Appendix A and B, respectively. The description of the New Investment Advisory Agreement and the New Sub-Advisory Agreement in the Proxy Statement is qualified in its entirety by reference to these appendices.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

At in-person meetings held on October 26 and December 9, 2011, the Board, including all of the Independent Trustees, approved the New Advisory Agreement between the Trust, on behalf of each Fund, and WFMC, subject to approval by the shareholders of each Fund. At the same meetings, the Board, including all of the Independent Trustees, also approved the New Sub-Advisory Agreement among the Trust, on behalf of each Fund, WFMC, and WTIA.

Before considering the New Advisory Agreement and New Sub-Advisory Agreement, the Board requested and reviewed information relating to the proposed approvals, which was provided by WFMC and WTIA. That information addressed, among other things (i) the services to be performed, (ii) the size and qualifications of WFMC’s and WTIA’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with WFMC’s and WTIA’s management of the Funds, (iv) how the Funds would be managed by WFMC and WTIA, including a general description of the investment decision making processes, sources of information and investment strategies, (v) investment performance information, (vi) results of independent audit and regulatory examinations, including any recommendations or deficiencies noted, (vii) any litigation, investigation or administrative proceeding which may have a material impact on WFMC’s or WTIA’s ability to service the Funds, and (viii) WFMC’s and WTIA’s internal program for ensuring compliance with applicable investment objectives, policies and practices of the Funds, federal securities laws and other regulatory requirements. WFMC and WTIA provided written responses to the Board’s request for information, and also provided oral responses during the in person meetings. The Independent Trustees received and reviewed a memorandum from Stradley regarding the legal standards applicable to their review of the New Advisory Agreement and New Sub-Advisory Agreement. In addition the Independent Trustees consulted with Stradley in executive session with respect to their review of the New Advisory Agreement and New Sub-Advisory Agreement and certain other considerations relevant to their deliberations on whether to approve the New Advisory Agreement and New Sub-Advisory Agreement.

In considering the information provided by WFMC and WTIA, as described above, the Trustees considered various factors they believed to be relevant to evaluating the New Advisory Agreement and New Sub-Advisory Agreement. In their deliberations, the Trustees did not identify any particular information or factor that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall proposed arrangements among the Fund, WFMC and WTIA, as provided in the New Advisory Agreement and New Sub-Advisory Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant.

At the meetings on October 26 and December 9, 2011, the Board determined that (a) WFMC and WTIA had the capabilities, resources, and personnel necessary to provide the satisfactory advisory services that currently are provided to each Fund and (b) the advisory fees paid by each Fund, taking into account any applicable fee limitations and breakpoints, represent reasonable compensation to WFMC and WTIA in light of the services provided, the costs to WFMC and WTIA of providing those services, economies of scale, the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment. Certain of these considerations are discussed in more detail below.

In making their decision to approve the New Advisory Agreement and New Sub-Advisory Agreement, the Trustees gave attention to all information furnished, including information provided throughout the prior year by WTIA, as investment adviser to the Funds. The following discussion, however, identifies the factors taken into account by the Trustees and the conclusions reached in approving the New Advisory Agreement and New Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered that the New Advisory Agreement and New Sub-Advisory Agreement will be substantially similar to the Current Agreements, and they therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as the relative performance of the Funds; compliance with the investment objectives, policies, strategies, and limitations for the Funds; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees considered WFMC’s and WTIA’s personnel and the depth of the WFMC’s and WTIA’s personnel who possess the experience to provide investment management services to the Funds. Based on the information provided by WFMC and WTIA, the Trustees concluded that the nature, extent and quality of the services to be provided by WFMC and WTIA are appropriate, consistent with industry norms and consistent with the terms of the New Advisory Agreement and New Sub-Advisory Agreement.

Investment Performance. The Board considered the overall investment performance of WFMC, WTIA and the Funds as well as the funds of the WT Trust, for which WFMC currently serves as investment adviser. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees also gave weight to their review of investment performance in connection with the approval of the New Advisory Agreement and New Sub-Advisory Agreement at the Board meetings held October 26 and December 9, 2011. The Trustees reviewed reports prepared by WFMC and WTIA for each Fund, which showed the Fund’s investment performance in comparison to its applicable peer group for the one, five and ten-year periods. They concluded that the performance of WFMC and WTIA with respect to each Fund and the funds of the WT Trust supported approval of the New Agreements.

Comparative Expenses. WFMC and WTIA represented to the Board that the aggregate contractual investment advisory fees for each Fund would be the same as that currently charged to the Fund by WTIA. At its meetings on September 14-15, 2011, the Board, including all of the Independent Trustees, approved the continuation of the investment advisory agreements for each Fund based upon, among other things, comparative information about the net advisory fee ratios and total expense ratios (after deduction for advisory fee waivers and expense reimbursements) of each Fund versus those of a group of funds selected as being similar to each Fund. At the October and December meetings, the Trustees concluded that the advisory and sub-advisory fees to be paid to and the services to be provided by WFMC and WTIA are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds.

Management Profitability. The Trustees also considered information about the profitability of the relationships among each Fund and WFMC and WTIA, noting the significant decreases in profitability over the last few years. The Trustees considered any direct or indirect revenues received by affiliates of WFMC and WTIA. Based on the information provided, the Trustees concluded that the profitability to WFMC and WTIA with respect to each Fund supported approval of the New Agreements.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as each Fund grows, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board considered WFMC’s and WTIA’s assessments that under the current market conditions and based on the asset sizes of the Funds, economies of scale were appropriately reflected in the investment advisory fees of the Funds.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session outside the presence of management personnel, the Board, including all of the Independent Trustees approved the New Advisory Agreement and New Sub-Advisory Agreement. The Board based its decision on the totality of the circumstances, including the factors identified above, and with a view to past and long-term considerations. Not all of the factors and considerations identified were relevant to each Fund, nor did the Board find any one of them to be determinative. After evaluation of all of the relevant information, and discussions with WFMC and WTIA, the Board concluded that the level of fees to be paid by each Fund to WFMC and WTIA was reasonable in relation to the services provided.

INFORMATION ABOUT WFMC

WFMC is a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is located at 1100 North Market Street, Wilmington, Delaware 19890. WFMC is a wholly-owned subsidiary of Wilmington Trust Corporation (“WTC”), which in turn is owned by M&T Bank Corporation. As of September 30, 2011, WFMC managed discretionary assets of approximately $5.5 billion. The name and principal occupation of the principal executive officers of WFMC are as follows:

NAME	POSITION WITH WFMC	POSITION WITH THE TRUST	PRINCIPAL OCCUPATION (IF DIFFERENT THAN POSITION WITH WFMC OR THE TRUST)
Clayton M. Albright	Vice President	None	None
Anna M. Bencrowsky	Vice President and Chief Compliance Officer	None	None
Robert F. Collins	Vice President	None	None
Dominick J. D’Eramo	Vice President	None	None
Joseph Michael Fahey Jr.	Vice President, Treasurer and Secretary	None	None
Andrew Hopkins	Vice President and Portfolio Manager	None	None
John J. Kelley	President	None	None
Christopher R. Madel	Vice President	None	None
Kenneth G. Thompson	Director	Trustee	None
Gregory B. McShea	Director	Chief Compliance Officer	None

INFORMATION ABOUT WTIA

Wilmington Trust Investment Advisors, Inc. (“WTIA”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202. WTIA is a subsidiary of Manufacturers and Traders Trust Company (“M&T Bank”), which is owned by M&T Bank Corporation, a publicly-traded bank holding company (NYSE: MTB). As of September 30, 2011, WTIA had approximately $13.8 billion in assets under management. The name and principal occupation of the principal executive officers of WTIA are as follows:

NAME	POSITION WITH WTIA	POSITION WITH THE TRUST	PRINCIPAL OCCUPATION (IF DIFFERENT THAN POSITION WITH WTIA OR THE TRUST)
Michael P. Pinto	Chairman of the Board	None	None

R. Samuel Fraundorf	President	Trustee Nominee	None

Kenneth G. Thompson	Senior Vice President and Managing Director	Trustee	None

NAME	POSITION WITH WTIA	POSITION WITH THE TRUST	PRINCIPAL OCCUPATION (IF DIFFERENT THAN POSITION WITH WTIA OR THE TRUST)
Michael R. Spychala	Treasurer	None	None

Douglas E. Fischer	Anti-Money Laundering Officer	None	None

Gregory B. McShea	Group Vice President, Managing Director and Chief Compliance Officer	Chief Compliance Officer, Assistant Secretary and AML Compliance Officer	None

Thomas R. Pierce	Group Vice President and Managing Director	None	None

Robert J. Truesdell	Group Vice President and Managing Director	None	None

Allen J. Ashcroft Jr.	Administrative Vice President	None	None

Michael D. Daniels	Administrative Vice President and Chief Operating Officer	Chief Operating Officer	None

James M. Hannan	Administrative Vice President	None	None

Brett A. Hoffacker	Administrative Vice President and Managing Director	None	None

John A. Loewer	Administrative Vice President	None	None

Lisa J. Nelson	Administrative Vice President	None	None

Mark Schultz	Administrative Vice President and Managing Director	None	None

James E. Thorne	Administrative Vice President and Managing Director	None	None

Philip G. Wohlfort	Administrative Vice President and Managing Director	None	None

Thomas V. Bonvissuto	Vice President	None	None

Valerie J. Gospodarek	Vice President	None	None

Peter C. Hastings	Vice President	None	None

Elwyn M. Jordan	Vice President	None	None

NAME	POSITION WITH WTIA	POSITION WITH THE TRUST	PRINCIPAL OCCUPATION (IF DIFFERENT THAN POSITION WITH WTIA OR THE TRUST)
Anne W. Kurtz	Vice President	None	None

Jennifer J. Pyne	Vice President	None	None

Susan L. Schnaars	Vice President	None	None

Jeffrey M. Seling	Vice President	Vice President	None

Wilmer C. Stith III	Vice President	None	None

Robert T. Sweet	Vice President and Managing Director	None	None

Donna R. Biddinger	Assistant Vice President	None	None

Marie King	Corporate Secretary	None	None

Deborah R. Pokerwinski	Assistant Corporate Secretary	None	None

Ralph V. Partlow III	Assistant Secretary	Vice President	None

Brian R. Yoshida	Assistant Secretary	None	None

Gregory Silberman	Vice President	None	None

Joshua Savadove	Vice President	None	None

REQUIRED VOTE

Approval of Proposal 2 requires the affirmative vote of the holders of a “majority of the outstanding securities” of each Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.

The Board recommends that shareholders of the Funds vote FOR the approval of the New Advisory Agreement.

PROPOSAL 3: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG

THE TRUST, WFMC AND WTIA, ON BEHALF OF EACH FUND

(This proposal will be considered by shareholders of each Fund, voting separately.)

You are being asked to approve the New Sub-Advisory Agreement among the Trust, WFMC, and WTIA. Under the New Sub-Advisory Agreement, WTIA will provide services to each Fund equivalent to the services it currently provides under the Current Agreements. As discussed above, under the New Advisory Agreement and New Sub-Advisory Agreement, WFMC and WTIA will receive advisory fees that are equal to the fees under the Current Agreements.

At in-person meetings held on October 26 and December 9, 2011, the Board approved the New Sub-Advisory Agreement, subject to shareholder approval. A discussion of the basis for the Board’s approval of the New Sub-Advisory Agreement is included above in the section entitled “Board Considerations in Approving the New Advisory Agreement and New Sub-Advisory Agreement.” The New Sub-Advisory Agreement will become effective as to a Fund only if approved by a “majority of the outstanding voting securities” (as such term is defined under the 1940 Act) of the applicable Fund.

The Board recommends that shareholders of each Fund vote to approve the New Sub-Advisory Agreement.

SUMMARY OF THE NEW SUB-ADVISORY AGREEMENT

As discussed under “Summary of the New Advisory Agreement and New Sub-Advisory Agreement” in the section above regarding Proposal 2, each of the New Investment Advisory Agreement and the New Sub-Advisory Agreement has substantially similar terms to the Current Agreements, and the aggregate advisory fee under the New Investment Advisory Agreement and the New Sub-Advisory Agreement for each Fund will be equal to the advisory fees under the Current Agreements.

Under the New Sub-Advisory Agreement, WTIA will change from the investment adviser to a sub-adviser for each Fund. In its sub-advisory capacity, WTIA will continue to provide portfolio management services to each Fund, subject to the oversight of WFMC. Under the terms of the New Sub-Advisory Agreement, WTIA would receive fees not to exceed the amount of the fees to be paid to WFMC. The fees would be paid to WTIA either by WFMC or directly by the Fund. If the fee were paid directly by the Fund, the compensation paid by the Fund to WFMC would be reduced by the amount paid to WTIA.

COMPENSATION

The aggregate amount of WTIA’s advisory fee and the amount and purpose of any other material payments by the Funds to WTIA, or any affiliated person of WTIA, during the last fiscal year is provided above under “Compensation” in the section above regarding Proposal 2.

BOARD CONSIDERATION IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

At in-person meetings held on October 26 and December 9, 2011, the Trustees, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) discussed and approved the New Sub-Advisory Agreement. Concluding that the approval of the New Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders, the Board directed the New Sub-Advisory Agreement to be submitted to each Fund’s shareholders for approval, and recommended that shareholders vote FOR approval of the New Sub-Advisory Agreement.

A full discussion regarding the Board’s consideration and deliberation in approving the New Sub-Advisory Agreement is provided above under “Board Considerations in Approving the New Advisory and Sub-Advisory Agreements” in the section above regarding Proposal 2.

Information about Wilmington Trust Investment Advisors, Inc. is provided above under “Information About WTIA” in the section above regarding Proposal 2.

REQUIRED VOTE

Approval of Proposal 3 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.

The Board recommends that shareholders of the Funds vote FOR the approval of the New WTIA Agreement.

OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1, 2 and 3, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specifications will be voted in favor of the New Advisory Agreement between the Trust and WFMC, in favor of the New Sub-Advisory Agreement among the Trust, WFMC and WTIA, in favor of the election of the Current Trustees, in favor of the election of the Additional Trustees and, as to any other matter properly coming before the meeting, in accordance with the judgment of the persons named in the proxy.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”), Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, has been selected by the Trustees, including a majority of the Independent Trustees, to serve as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending December 30, 2010 and April 30, 2011. E&Y, in accordance with the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each series of the Trust. The Audit Committee has approved the engagement of E&Y as the Trust’s independent registered public accounting firm for the current fiscal year. A representative of E&Y will not be present at the Meeting. For the fiscal year ended December 31, 2010, E&Y received “audit fees,” “audit-related fees,” “tax fees” and “all other fees” in the amounts of $20,822, $0, $3,820 and $0, respectively.5 For the fiscal year ended April 30, 2011, E&Y received “audit fees,” “audit-related fees,” “tax fees” and “all other fees” in the amounts of $366,118, $0, $82,240 and $0, respectively.

Prior to the commencement of any engagement, the Audit Committee is required to approve the engagement of the independent registered public accounting firm to provide audit or non-audit services to the Funds, or to provide non-audit services to any investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. If action is required prior to the next Audit Committee meeting, the Chair of the Audit Committee may approve or deny the request on behalf of the Audit Committee or determine to call a meeting of the Audit Committee. If the Chair of the Audit Committee is unavailable, any other member of the Audit Committee to whom the Audit Committee has delegated authority may serve as an alternate for the purpose of approving or denying the request. All of the audit, audit-related and tax services described above for which E&Y billed the Trust fees for the fiscal years ended December 31, 2010 and April 30, 2011 were pre-approved by the Audit Committee.

[5]	“Audit fees” are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators. “Tax fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews. “All other fees” are fees for products and services provided to the Trust other than those reported under “audit fees,” “audit-related fees” and “tax fees.”

There were no services rendered by E&Y to the Trust or its series for which the approval requirement was waived. During the same period, all services provided by E&Y to the Trust, its series, an investment adviser or adviser-affiliate that were required to be approved were approved as required. The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to an investment adviser or an adviser-affiliate that were not approved (not requiring approval), if any, is compatible with maintaining E&Y’s independence.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Trust or its, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust for the fiscal years ended December 31, 2010 and April 30, 2011 were $0 and $0, respectively.

ADDITIONAL SERVICE PROVIDERS

The service providers currently engaged by the Trust with respect to the Funds to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Co-Administrator	Wilmington Trust Investment Advisors, Inc. 100 East Pratt Street, 17th Floor Baltimore, MD 21202

Co-Administrator, Accountant and Custodian	BNY Mellon 101 Barclay Street New York, NY 10286

Transfer Agent and Dividend Disbursing Agent	BNY Mellon Investment Servicing (US) Inc.[6] 760 Moore Road King of Prussia, PA 19406

Legal Counsel	Stradley Ronon Stevens & Young, LLP

Financial Printers	RR Donnelley

VOTING AND SOLICITATION INFORMATION

Shareholders are entitled to one vote for each Fund share held at the close of business on January 6, 2012 (the “Record Date”). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by WTIA. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of WFMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Trust at 1-800-836-2211.

[6]

On January 11, 2012, at a Special Meeting, the Board of the Trust approved a new Transfer Agency Agreement to be Between the Trust on behalf of the Funds with BNY Mellon Investment Servicing (US) Inc. (“BNYM”). ALPS Fund Services, Inc. (“ALPS”) currently serves as transfer agent of the Funds. The Trust anticipates that it will convert from ALPS to BNYM for the Funds prior to the closing of the reorganization of the Trust with the WT Trust.

REVOCATION OF PROXY

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

Thirty-three and one-third percent of the shares present in person or represented by proxy and entitled to a vote at the Meeting shall constitute a quorum at the Meeting. When a separate vote by one or more Funds is required, 33 1/3% of the shares of each Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting of such Fund. The Meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the Meeting) by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairperson of the meeting. Any adjournment may be with respect to one or more Proposals, but not necessarily all Proposals, to be voted or acted upon at the Meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at the Meeting prior to adjournment.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast. With respect to Proposal 1, which requires approval by a plurality of the votes cast, abstentions and broker non-votes would have no effect. With respect to Proposals 2 and 3, which require approval by a majority of the outstanding voting securities, abstentions and broker non-votes would have the effect of being counted as votes against the Proposals.

AFFILIATED BROKERAGE

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For the fiscal year ended April 30, 2011, the Funds paid brokerage commissions to M&T Securities, Inc., an affiliate of WFMC and WTIA, as follows:

FUND	AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID TO AFFILIATES DURING FISCAL YEAR ENDED APRIL 30, 2011
All Funds	$0

For the fiscal year ended April 30, 2011, the percentage of aggregate brokerage commissions paid to M&T Securities, Inc. and the percentage of aggregate dollar amount of transactions effected through M&T Securities, Inc. for each Fund are as follows:

FUND	PERCENTAGE OF COMMISSIONS PAID TO M&T SECURITIES, INC.	PERCENTAGE OF TRANSACTIONS EFFECTED THROUGH M&T SECURITIES, INC.
All Funds	0%	0%

SHAREHOLDINGS INFORMATION

Holders of record of the shares of the Funds on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, each Fund had the following shares issued and outstanding:

FUND NAME	TOTAL SHARES OUTSTANDING
Income Fund	22,552,153
Intermediate Term Bond Fund	10,667,025
International Equity Fund	19,811,638
Large Cap Growth Fund	13,503,379
Large Cap Value Fund	15,195,963
Managed Allocation Fund – Moderate Growth II	2,070,234
Maryland Municipal Bond Fund	11,020,310
Mid Cap Growth Fund	15,627,101
Money Market Fund	1,750,081,949
New York Municipal Bond Fund	10,085,592
New York Tax-Free Money Market Fund	96,135,135
Pennsylvania Municipal Bond Fund	9,383,682
Pennsylvania Tax-Free Money Market Fund	26,861,696
Prime Money Market Fund	314,941,415
Short Duration Government Bond Fund	14,109,308
Short Term Corporate Bond Fund	18,127,662
Small Cap Growth Fund	10,241,543
Strategic Allocation Fund	7,681,092
Tax-Free Money Market Fund	133,416,684
U.S. Government Bond Fund	6,405,478
U.S. Government Money Market Fund	2,443,368,598
U.S. Treasury Money Market Fund	985,686,411
Virginia Municipal Bond Fund	1,860,619

As of the Record Date, the following persons owned of record o beneficially 5% or more of the outstanding shares of any class of a Fund:

FUND NAME	NAME	ADDRESS	PERCENTAGE OWNERSHIP OF SHARE CLASS	TOTAL NUMBER OF SHARES
Managed Allocation Fund – Moderate Growth II	Nationwide Insurance Company	PO Box 182029 Columbus, OH 43218	70.07%	2,070,234
Managed Allocation Fund – Moderate Growth II	Hartford Life Ins	PO Box 2999 Hartford, CT 06104	24.44%	2,070,234
Income Fund – Class A	Subramonian Shankar	5990 Neeley Ct., Norcross, GA 30092	10.28%	650,064
Income Fund – Class A	Nationwide Insurance Company	PO Box 182029 Columbus, OH 43218	11.17%	650,064
Income Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	5.85%	21,902,089
Income Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	14.76%	21,902,089
Income Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	39.80%	21,902,089

FUND NAME	NAME	ADDRESS	PERCENTAGE OWNERSHIP OF SHARE CLASS	TOTAL NUMBER OF SHARES
International Equity Fund – Class A	Subramonian Shankar	5990 Neeley Ct., Norcross, GA 30092	9.73%	765,690
International Equity Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	51.64%	19,045,948
International Equity Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	16.98%	19,045,948
Intermediate Term Bond Fund – Class C	W Carlos Revocable L	PO Box 2052, Jersey City, NJ 07303	12.96%	132,868
Intermediate Term Bond Fund – Class C	Estate Of Marie W Co	PO Box 2052, Jersey City, NJ 07303	5.31%	132,868
Intermediate Term Bond Fund – Class C	Rosenbaum Angela	PO Box 2052, Jersey City, NJ 07303	10.30%	132,868
Intermediate Term Bond Fund – Class C	Canning Sr Michael	PO Box 2052, Jersey City, NJ 07303	7.46%	132,868
Intermediate Term Bond Fund – Class C	Constance Stoltenber	PO Box 2052, Jersey City, NJ 07303	7.20%	132,868
Intermediate Term Bond Fund – Class I	Pershing LLC	PO Box 2052, Jersey City, NJ 07303	5.34%	9,795,259
Intermediate Term Bond Fund – Class I	T Rowe Price Retirement Plan	4515 Painters Mill Rd, Owings Mills, MD 21117	19.13%	9,795,259
Intermediate Term Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	17.79%	9,795,259
Intermediate Term Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	14.29%	9,795,259
Intermediate Term Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	31.26%	9,795,259
Large Cap Growth Fund – Class I	Post & Co	New York, NY 10268	6.22%	11,263,550
Large Cap Growth Fund – Class I	T Rowe Price Retirement Plan	4515 Painters Mill Rd, Owings Mills, MD 21117	17.67%	11,263,550
Large Cap Growth Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	5.16%	11,263,550
Large Cap Growth Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	7.48%	11,263,550
Large Cap Growth Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	26.97%	11,263,550
Large Cap Value Fund – Class I	T Rowe Price Retirement Plan	4515 Painters Mill Rd, Owings Mills, MD 21117	17.68%	14,612,140
Large Cap Value Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	8.37%	14,612,140
Large Cap Value Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	25.61%	14,612,140
Large Cap Value Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	23.23%	14,612,140

FUND NAME	NAME	ADDRESS	PERCENTAGE OWNERSHIP OF SHARE CLASS	TOTAL NUMBER OF SHARES
Maryland Municipal Bond Fund – Class A	Charles Schwab	101 Montgomery St., San Francisco, CA 94104	5.99%	3,582,483
Maryland Municipal Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	9.97%	7,437,827
Maryland Municipal Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	77.07%	7,437,827
Mid Cap Growth Fund – Class I	T Rowe Price Retirement Plan	4515 Painters Mill Rd, Owings Mills, MD 21117	41.35%	11,515,269
Mid Cap Growth Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	5.11%	11,515,269
Mid Cap Growth Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	12.44%	11,515,269
Mid Cap Growth Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	22.55%	11,515,269
Money Market Fund – Class A	Pershing	1 Pershing Plaza, Jersey City, NJ 07399	55.98%	322,244,475
Money Market Fund – Class A2	Pershing	1 Pershing Plaza, Jersey City, NJ 07399	97.20%	212,802,376
Money Market Fund – Class I	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	92.84%	827,374,853
Money Market Fund – Class I	Pershing	1 Pershing Plaza, Jersey City, NJ 07399	6.23%	827,374,853
Money Market Fund – Class I2	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	99.99%	382,485,928
Money Market Fund – Class S	Hofer Construction Inc	522 Transit Rd, Depew, NY 14043	5.84%	4,136,932
Money Market Fund – Class S	GBB Inc	560 Delaware Ave Rm 200 Buffalo NY 14202-1204	6.29%	4,136,932
Money Market Fund – Class S	Automobile Transporters Welfare	PO Box 248, Hamburg, NY 14075	6.63%	4,136,932
Money Market Fund – Class S	Power Engineering Corporation	901 Jumper Rd Wilkes Barre PA 18702-8032	5.51%	4,136,932
Money Market Fund – Class S	King Center Charter School	938 Genesee St, Buffalo, NY 14211	5.70%	4,136,932
Money Market Fund – Class S	Belvedere Housing LP	207 Lake Dr Newburgh NY 12550-5255	5.15%	4,136,932
Money Market Fund – Class S	Association Of Catholic Colleges &	1 Dupont Cir Nw Ste 650 Washington DC 20036	7.30%	4,136,932
Money Market Fund – Class S	Hudson Valley Clean Energy Inc	5 Bollenbecker Rd Rhinebeck NY 12572-3506	9.57%	4,136,932

FUND NAME	NAME	ADDRESS	PERCENTAGE OWNERSHIP OF SHARE CLASS	TOTAL NUMBER OF SHARES
Money Market Fund – Class S	Birks Realty Inc	800 Auto Park Pl Newburgh NY 12550-6702	8.32%	4,136,932
Money Market Fund – Class S	Absolute Staffers LLC	14502 Greenview Dr. Ste 208, Laurel, MD 20708	6.21%	4,136,932
Money Market Fund – Class S	Excelco Newbrook Inc	16 Mechanic St., Silver Spring, NY 14136	6.52%	4,136,932
New York Municipal Bond Fund – Class A	Vanguard Brokerage Services	PO Box 1170, Valley Forge, PA 19482	5.07%	3,397,812
New York Municipal Bond Fund – Class A	James P Sloan	PO Box 2052, Jersey City, NJ 07303	7.68%	3,397,812
New York Municipal Bond Fund – Class A	Pershing	PO Box 2052, Jersey City, NJ 07303	5.66%	3,397,812
New York Municipal Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	15.96%	6,687,781
New York Municipal Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	12.02%	6,687,781
New York Municipal Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	36.56%	6,687,781
New York Tax-Free Money Market Fund – Class A	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	5.55%	53,629,699
New York Tax-Free Money Market Fund – Class A	Pershing	PO Box 2052, Jersey City, NJ 07303	80.33%	53,629,699
New York Tax-Free Money Market Fund – Class I	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	80.01%	48,052,442
Pennsylvania Municipal Bond Fund – Class A	William Vought	PO Box 2052, Jersey City, NJ 07303	10.92%	820,822
Pennsylvania Municipal Bond Fund – Class A	David Berkheiser	PO Box 2052, Jersey City, NJ 07303	8.51%	820,822
Pennsylvania Municipal Bond Fund – Class A	Pershing	PO Box 2052, Jersey City, NJ 07303	7.79%	820,822
Pennsylvania Municipal Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	21.94%	8,562,859
Pennsylvania Municipal Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	8.47%	8,562,859
Pennsylvania Municipal Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	56.97%	8,562,859
Pennsylvania Tax-Free Money Market Fund – Class A	Pershing	PO Box 2052, Jersey City, NJ 07303	98.21%	6,937,623
Pennsylvania Tax-Free Money Market Fund – Class I	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	74.60%	18,183,567
Pennsylvania Tax-Free Money Market Fund – Class I2	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	99.99%	2,138,390
Prime Money Market Fund – Corporate Class	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	68.53%	314,941,415

FUND NAME	NAME	ADDRESS	PERCENTAGE OWNERSHIP OF SHARE CLASS	TOTAL NUMBER OF SHARES
Prime Money Market Fund – Corporate Class	Gerlach (Nominee) & Co LLC	3800 Citigroup Ctr, B3-14 Tampa, FL 33610	9.66%	314,941,415
Short Duration Government Bond Fund – Class A	Purcell Construction	PO Box 2052, Jersey City, NJ 07303	10.94%	1,731,082
Short Duration Government Bond Fund – Class A	United Cerebral Pals	PO Box 2052, Jersey City, NJ 07303	11.74%	1,731,082
Short Duration Government Bond Fund – Class A	First Hope Bank	161 Newton-Sparta Road Newton NJ 07860	8.47%	1,731,082
Short Duration Government Bond Fund – Class A	Nationwide Trust Co Fsb	PO Box 182029, Columbus, OH 43218	9.08%	1,731,082
Short Duration Government Bond Fund – Class C	Emch Kenneth	9785 Towne Centre Drive San Diego CA 92121	6.02%	102,671
Short Duration Government Bond Fund – Class C	NFS	50 Edgewood Rd., Bedminster, NJ 07921	6.86%	102,671
Short Duration Government Bond Fund – Class C	Benedetto Mark	9785 Towne Center Dr., San Diego, CA 92121	9.95%	102,671
Short Duration Government Bond Fund – Class C	First Clearing, Llc	2801 Market Street Saint Louis, MO 63103	5.88%	102,671
Short Duration Government Bond Fund – Class I	Pershing Llc	PO Box 2052, Jersey City, NJ 07303	5.34%	12,275,555
Short Duration Government Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	24.85%	12,275,555
Short Duration Government Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	14.42%	12,275,555
Short Duration Government Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	34.26%	12,275,555
Short Term Corporate Bond Fund – Class A	Charles Schwab & Co Inc	101 Montgomery St, San Francisco, CA 94101	54.14%	988,957
Short Term Corporate Bond Fund – Class A	Neil W Hedrick	PO Box 2052, Jersey City, NJ 07303	11.01%	988,957
Short Term Corporate Bond Fund – Class C	Frances A Petrozziel	PO Box 2052, Jersey City, NJ 07303	28.36%	41,560
Short Term Corporate Bond Fund – Class C	Nancy Anastos	PO Box 2052, Jersey City, NJ 07303	5.87%	41,560

FUND NAME	NAME	ADDRESS	PERCENTAGE OWNERSHIP OF SHARE CLASS	TOTAL NUMBER OF SHARES
Short Term Corporate Bond Fund – Class C	Pershing Llc	PO Box 2052, Jersey City, NJ 07303	8.96%	41,560
Short Term Corporate Bond Fund – Class C	Brendalee C Loniewsk	PO Box 2052, Jersey City, NJ 07303	6.80%	41,560
Short Term Corporate Bond Fund – Class C	American Enterprise	PO Box 2052, Jersey City, NJ 07303	5.73%	41,560
Short Term Corporate Bond Fund – Class C	Constance Stoltenber	PO Box 2052, Jersey City, NJ 07303	11.81%	41,560
Short Term Corporate Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	16.57%	17,097,145
Short Term Corporate Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	17.97%	17,097,145
Short Term Corporate Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	29.30%	17,097,145
Small Cap Growth Fund – Class C	Merrill Lynch Pierce Fenner & Smith	4800 Deer Lake Dr. E, Jacksonville, FL 32246	10.89%	17,033
Small Cap Growth Fund – Class C	SEP FBO Renee J Graen	PO Box 2052, Jersey City, NJ 07303	7.91%	17,033
Small Cap Growth Fund – Class C	SEP FBO Fbo Kirk M Graen	PO Box 2052, Jersey City, NJ 07303	14.28%	17,033
Small Cap Growth Fund – Class C	IRA Fbo Mark A Smith	PO Box 2052, Jersey City, NJ 07303	8.01%	17,033
Small Cap Growth Fund – Class C	Pershing	PO Box 2052, Jersey City, NJ 07303	5.46%	17,033
Small Cap Growth Fund – Class C	Citigroup Global Markets Inc.	333 W. 34th St., New York, NY 10001	7.66%	17,033
Small Cap Growth Fund – Class C	Citigroup Global Markets Inc.	333 W. 34th St., New York, NY 10001	5.42%	17,033
Small Cap Growth Fund – Class I	T Rowe Price Retirement Plan	4515 Painters Mill Rd, Owings Mills, MD 21117	20.47%	7,788,965
Small Cap Growth Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	8.44%	7,788,965
Small Cap Growth Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	31.84%	7,788,965
Small Cap Growth Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	22.97%	7,788,965
Strategic Allocation Fund – Class I	Frontier Trust Company Fbo	PO Box 10758, Fargo, ND 58106	90.44%	336,496
Tax-Free Money Market Fund – Class A	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	6.85%	14,092,782
Tax-Free Money Market Fund – Class A	Pershing	PO Box 2052, Jersey City, NJ 07303	92.53%	14,092,782
Tax-Free Money Market Fund – Class I	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	97.31%	79,145,974
Tax-Free Money Market Fund – Class I2	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	100.00%	42,416,699

FUND NAME	NAME	ADDRESS	PERCENTAGE OWNERSHIP OF SHARE CLASS	TOTAL NUMBER OF SHARES
US Government Bond Fund – Class I	T Rowe Price Retirement Plan	4515 Painters Mill Rd, Owings Mills, MD 21117	57.43%	5,819,315
US Government Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	19.14%	5,819,315
US Government Bond Fund – Class I	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	16.59%	5,819,315
US Government Money Market Fund – Class A	Pershing	PO Box 2052, Jersey City, NJ 07303	97.81%	29,542,260
US Government Money Market Fund – Class I	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	95.44%	306,982,690
US Government Money Market Fund – Class I2	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	96.71%	2,106,840,898
US Treasury Money Market Fund – Class A	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	12.12%	69,493,127
US Treasury Money Market Fund – Class A	Pershing	PO Box 2052, Jersey City, NJ 07303	63.86%	69,493,127
US Treasury Money Market Fund – Class I	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	97.55%	124,205,128
US Treasury Money Market Fund – Class I2	Manufacturers & Traders	PO Box 1377, Buffalo, NY 14240	100.00%	782,014,991
US Treasury Money Market Fund – Class S	Medical Service Group	155 Elizabeth Blackwell St., Syracuse, NY 13210	96.38%	11,665,259
Virginia Municipal Bond Fund Fund – Class A	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	13.30%	1,860,619
Virginia Municipal Bond Fund Fund – Class A	SEI Private Trust Co	One Freedom Valley Drive, Oaks, PA 19456	21.39%	1,860,619

As of the Record Date, Officers and Trustees of the Trust owned individually and together less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, the Fund and the shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of the MTB Group of Funds,

Lisa R. Grosswirth

Secretary

APPENDIX A

FORM OF INVESTMENT ADVISORY AGREEMENT BETWEEN MTB GROUP OF FUNDS AND RODNEY SQUARE MANAGEMENT CORPORATION (TO BE RENAMED WILMINGTON FUNDS MANAGEMENT CORPORATION)

MTB GROUP OF FUNDS

INVESTMENT ADVISORY CONTRACT

This Contract made this     day of             , 2012, by and between MTB Group of Funds, a Delaware statutory trust (hereinafter called the “Trust”), and Rodney Square Management Corporation, a corporation organized under the laws of the state of Delaware (hereinafter called the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest, each corresponding to a distinct series of the Trust; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of the series of the Trust, and to have that investment adviser provide or perform for such series of the Trust various research, statistical and investment services; and

WHEREAS, the Adviser is willing to furnish such services to the Trust with respect to each of the series of the Trust listed on Schedule A to this Contract (each, a “Fund” and collectively, the “Funds”) on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

1.	Employment of the Adviser.

The Trust hereby employs the Adviser to invest and reinvest the assets of the Funds in the manner set forth in Section 2 of this Contract subject to the direction of the Trustees and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.	Obligations of, and Services to be Provided by, the Adviser.

The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.	Investment Advisory Services.

(i) The Adviser shall direct the investments of each Fund, subject to and in accordance with each Fund’s investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the “Prospectus”) and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

(ii) The Adviser is authorized, in its discretion and without prior consultation with the Trust, to purchase and sell for each Fund, securities and other investments consistent with the Fund’s objectives and policies.

B.	Corporate Management Services.

(i) The Adviser shall furnish for the use of the Trust office space and all office facilities, equipment and personnel necessary for servicing the investments of the Trust.

(ii) The Adviser shall pay the salaries of all personnel of the Trust and the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust.

C.	Provision of Information Necessary for Preparation of Registration Statement, Amendments and Other Materials.

The Adviser will make available and provide such information as the Trust and/or its Administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

D.	Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Investment Advisers Act of 1940 and will provide the Trust and its administrator, on the date of this Contract, a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Contract is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust or its administrator, the Adviser shall permit the Trust or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1).

E.	Disqualification.

The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

F.	Other Obligations and Services.

The Adviser shall make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities.

3.	Execution and Allocation of Brokerage.

A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Fund, and for the selection of the markets on or in which the transactions will be executed.

B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Trust’s registration statement.

C. It is understood that neither the Trust nor the Adviser will adopt a formula for allocation of a Fund’s brokerage.

D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Fund and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

E. It is understood that the Adviser may, in its discretion, use brokers who provide a Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term.

F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

G. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Fund’s total brokerage and portfolio transaction activities and the manner in which that business was allocated.

4.	Delegation of Adviser’s Obligations and Services.

With respect to any or all Funds, the Adviser may enter into one or more contracts (“Sub-Advisory Contract”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Contract, provided that each Sub-Advisory Contract imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Contract, and further provided that each Sub-Advisory Contract meets all requirements of the 1940 Act and rules thereunder.

5.	Expenses of the Trust.

It is understood that the Trust will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without limitation:

A.	fees payable for administrative services;

B.	fees payable for accounting services;

C.	the cost of obtaining quotations for calculating the value of the assets of each Fund;

D.	interest and taxes;

E.	brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

F.	compensation and expenses of its Trustees other than those who are “interested persons” of the Trust within the meaning of the 1940 Act;

G.	legal and audit expenses;

H.	fees and expenses related to the registration and qualification of the Trust and its shares for distribution under state and federal securities laws;

I.	expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Trust;

J.	all other expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor;

K.	premiums for fidelity bond and other insurance coverage;

L.	the Trust’s association membership dues;

M.	expenses of typesetting for printing Prospectuses;

N.	expenses of printing and distributing Prospectuses to existing shareholders;

O.	out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service;

P.	service fees payable by each Fund to the distributor for providing personal services to the shareholders of each Fund and for maintaining shareholder accounts for those shareholders;

Q.	distribution fees; and

R.	such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

6.	Compensation of the Adviser.

For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Fund’s name in Schedule B attached hereto. The aggregate of such advisory fees for all Funds shall be payable monthly as soon as practicable after the last day of each month based on each Fund’s average daily net assets.

7.	Activities and Affiliates of the Adviser.

A. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Trust hereunder.

B. The Trust acknowledges that the Adviser or one or more of its “affiliated persons” may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its “affiliated persons” or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 3 of this Contract, the Trust agrees that the Adviser or its “affiliated persons” may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Funds of the Trust, provided that the Adviser acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Funds may have an interest. The Adviser shall have no obligation to recommend for any Fund a position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Funds or otherwise.

C. Subject to and in accordance with the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested in the Adviser or its “affiliated persons” as directors, officers, agents or shareholders of the Adviser or its “affiliated persons”; that directors, officers, agents and shareholders of the Adviser or its “affiliated persons” are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Adviser or its “affiliated persons” may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Amended and Restated Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

8.	Liabilities of the Adviser.

A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or its Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust.

B. No provision of this Contract shall be construed to protect any Trustee or officer of the Trust, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

9.	Effective Date; Term.

This Contract shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including the vote of a majority of the Trustees who are not “interested persons” of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

10.	Assignment.

No “assignment” of this Contract shall be made by the Adviser, and this Contract shall terminate automatically in event of such assignment. The Adviser shall notify the Trust in writing in advance of any proposed change of “control” to enable the Trust to take the steps necessary to enter into a new advisory agreement.

11.	Amendment.

This Contract may be amended at any time, but only by written agreement between the Adviser and the Trust, which amendment is subject to the approval of the Trustees of the Trust and, where required by the 1940 Act, the shareholders of any affected Fund in the manner required by the 1940 Act and the rules thereunder.

12.	Termination.

This Contract:

A. may at any time be terminated without payment of any penalty by the Trust with respect to any Fund (by vote of the Board of Trustees of the Trust or by “vote of a majority of the outstanding voting securities”) on sixty (60) days’ written notice to the Adviser;

B. shall immediately terminate in the event of its “assignment”; and

C. may be terminated with respect to any Fund by the Adviser on sixty (60) days’ written notice to the Trust.

13.	Definitions.

As used in this Contract, the terms “affiliated person,” “assignment,” “control,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

14.	Notice.

Any notice under this Contract shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Contract at its principal place of business.

15.	Severability.

If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.

16.	Governing Law.

To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Contract shall be administered, construed and enforced according to the laws of the State of Delaware.

IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

MTB GROUP OF FUNDS

By:
[Name] [Title]

RODNEY SQUARE MANAGEMENT CORPORATION

By:
[Name] [Title]

Schedule A

To

Investment Advisory Contract

Dated                     , 2012

Between

MTB Group of Funds

And

Rodney Square Management Corporation

Funds of MTB Group of Funds

MTB Short Duration Government Bond Fund

MTB Short-Term Corporate Bond Fund

MTB U.S. Government Bond Fund

MTB New York Municipal Bond Fund

MTB Pennsylvania Municipal Bond Fund

MTB Maryland Municipal Bond Fund

MTB Virginia Municipal Bond Fund

MTB Intermediate-Term Bond Fund

MTB Income Fund

MTB Strategic Allocation Fund

MTB Large Cap Value Fund

MTB Large Cap Growth Fund

MTB Mid Cap Growth Fund

MTB Small Cap Growth Fund

MTB International Equity Fund

MTB U.S. Treasury Money Market Fund

MTB U.S. Government Money Market Fund

MTB Tax-Free Money Market Fund

MTB Money Market Fund

MTB Prime Money Market Fund

MTB New York Tax-Free Money Market Fund

MTB Pennsylvania Tax-Free Money Market Fund

MTB Managed Allocation Fund – Moderate Growth II

Schedule B

To

Investment Advisory Contract

Dated                     , 2012

Between

MTB Group of Funds

And

Rodney Square Management Corporation

Compensation of Adviser

Funds	Annual Fee as a Percentage of Average Daily Net Assets (“Assets”)
MTB Short Duration Government Bond Fund*	0.60%
MTB Short-Term Corporate Bond Fund*	0.70%
MTB U.S. Government Bond Fund*	0.70%
MTB New York Municipal Bond Fund*	0.70%
MTB Pennsylvania Municipal Bond Fund*	0.70%
MTB Maryland Municipal Bond Fund*	0.70%
MTB Virginia Municipal Bond Fund*	0.70%
MTB Intermediate-Term Bond Fund*	0.70%
MTB Income Fund*	0.60%
MTB Strategic Allocation Fund*	0.65%
MTB Large Cap Value Fund**	0.70%
MTB Large Cap Growth Fund	0.85%
MTB Mid Cap Growth Fund	0.85%
MTB Small Cap Growth Fund	0.85%
MTB International Equity Fund‡	1.00%
MTB U.S. Treasury Money Market Fund	0.40%
MTB U.S. Government Money Market Fund	0.40%
MTB Tax-Free Money Market Fund	0.40%
MTB Money Market Fund	0.40%
MTB Prime Money Market Fund	0.40%
MTB New York Tax-Free Money Market Fund	0.40%
MTB Pennsylvania Tax-Free Money Market Fund	0.40%
MTB Managed Allocation Fund – Moderate Growth II	0.25%
*	At the October 26, 2011 Board meeting, the Board reduced the advisory fee for the indicated Funds to 0.50%, to be effective as of the closing of the reorganization of the MTB Group of Funds with the WT Mutual Fund.
**	As of the date of the reorganization of the MTB Group of Funds with the WT Mutual Fund, the MTB Large Cap Value Fund will have a contractual maximum advisory fee of 0.25% payable to RSMC/WTIA and an aggregate contractual maximum advisory fee of 0.70% payable to all advisers and sub-advisers.
‡	As of the date of the reorganization of the MTB Group of Funds with the WT Mutual Fund, the MTB International Equity Fund will have a contractual maximum advisory fee of 0.50% payable to RSMC/WTIA and an aggregate contractual maximum advisory fee of 1.00% payable to all advisers and sub-advisers.

APPENDIX B

FORM OF SUB-ADVISORY AGREEMENT AMONG MTB GROUP OF FUNDS, RODNEY SQUARE MANAGEMENT CORPORATION (TO BE RENAMED WILMINGTON FUNDS MANAGEMENT CORPORATION) AND WILMINGTON TRUST INVESTMENT ADVISORS, INC.

MTB GROUP OF FUNDS

SUB-ADVISORY CONTRACT

This Sub-Advisory Contract (“Contract”) is made this     day of             , 2012, among MTB Group of Funds, a Delaware statutory trust (the “Trust”), Rodney Square Management Corporation, a corporation organized under the laws of the state of Delaware (the “Adviser”), and Wilmington Trust Investment Advisors, Inc., a Maryland corporation, having its principal place of business in Baltimore, Maryland (the “Sub-Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest, each corresponding to a distinct portfolio;

WHEREAS, Adviser acts as the investment adviser for each series of the Trust listed on Schedule A to this Contract (each, a “Fund” and collectively, the “Funds”) pursuant to the terms of an Investment Advisory Contract between the Trust and the Adviser under which the Adviser is responsible for the coordination of investment of each Fund’s assets in portfolio securities; and

WHEREAS, the Adviser is authorized under the Investment Advisory Contract to delegate its investment responsibilities to one or more persons or companies;

WHEREAS, the Adviser and the Trust desire to make available the services, information, advice, assistance and facilities of the Sub-Adviser on behalf of each Fund, and to have the Sub-Adviser provide or perform for each Fund various research, statistical and investment services; and

WHEREAS, the Sub-Adviser is willing to furnish such services for the Adviser and the Trust with respect to each of the Funds on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Trust and the Adviser hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Funds which the Adviser determines to assign to the Sub-Adviser. Subject to the direction of the Trustees of the Trust and the Adviser, Sub-Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund’s assets.

2. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Funds with respect to the investments of Fund assets and to implement such decisions on a timely basis in accordance with the provisions of this Contract.

3. The Sub-Adviser, in its discretionary management of the investments of each of the Funds will be guided by each of the Fund’s investment objective and policies and the provisions and restrictions contained in the Amended and Restated Agreement and Declaration and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

4. For the services to be furnished hereunder, the Sub-Adviser shall receive sub-advisory fees as provided in a separate fee letter, provided that such sub-advisory fee shall not exceed the amount of the Adviser’s fees listed in the current prospectus of each Fund. These fees may be paid by the Adviser or directly by a Fund. If the sub-advisory fee is paid directly by a Fund, the compensation paid to the Adviser with respect to that Fund under its investment advisory contract with the Fund will be reduced by the amount paid to the Sub-Adviser. The fee shall be payable monthly as soon as practicable after the last day of each month.

5. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares (“Shares”), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

6. The net asset value of each Fund’s Shares as used herein will be calculated to the nearest 1/10th of one cent.

7. The Sub-Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund’s expenses exceed such lower expense limitation as the Sub-Adviser may, by notice to the Fund, voluntarily declare to be effective.

8. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose: and (b) Sub-Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive period of one year, subject to approval as described above.

9. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. Any fees due to the Sub-Adviser will be prorated to the date of termination.

10. This Contract may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. Any fees due to the Sub-Adviser will be prorated to the date of termination.

11. This Contract shall automatically terminate in the event of its assignment. The Sub-Adviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

12. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Sub-Adviser, Sub-Adviser shall not be liable to the Adviser, the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

13. This Contract may be amended at any time, but only by written agreement of the parties provided that the amendment, other than amendments to Schedule A, shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, to the extent required by the 1940 Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

14. The Sub-Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Sub-Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust’s distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Sub-Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Sub-Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Funds.

15. This Contract shall be construed in accordance with and governed by the laws of the [Commonwealth of Pennsylvania].

16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

17. Sub-Adviser agrees to maintain the security and confidentiality of nonpublic personal information (“NPI”) of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 CFR Part 248. Sub-Adviser agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specific law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Fund(s), in each instance in furtherance of fulfilling Sub-Adviser’s obligations under this Contract and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.

18. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act the records required to be maintained under the 1940 Act.

19. The execution and delivery of this Contract have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Contract are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Amended and Restated Declaration of Trust.

IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

MTB GROUP OF FUNDS

By:
[Name]
[Title]

RODNEY SQUARE MANAGEMENT CORPORATION

By:
[Name]
[Title]

WILMINGTON TRUST INVESTMENT ADVISORS, INC.

By:
[Name]
[Title]

Schedule A

To

Sub-Advisory Contract

Dated                     , 2012

Among

MTB Group of Funds,

Rodney Square Management Corporation,

And

Wilmington Trust Investment Advisors, Inc.

Funds of MTB Group of Funds

MTB Short Duration Government Bond Fund

MTB Short-Term Corporate Bond Fund

MTB U.S. Government Bond Fund

MTB New York Municipal Bond Fund

MTB Pennsylvania Municipal Bond Fund

MTB Maryland Municipal Bond Fund

MTB Virginia Municipal Bond Fund

MTB Intermediate-Term Bond Fund

MTB Income Fund

MTB Strategic Allocation Fund

MTB Large Cap Value Fund

MTB Large Cap Growth Fund

MTB Mid Cap Growth Fund

MTB Small Cap Growth Fund

MTB International Equity Fund

MTB U.S. Treasury Money Market Fund

MTB U.S. Government Money Market Fund

MTB Tax-Free Money Market Fund

MTB Money Market Fund

MTB Prime Money Market Fund

MTB New York Tax-Free Money Market Fund

MTB Pennsylvania Tax-Free Money Market Fund

MTB Managed Allocation Fund – Moderate Growth II

Fee Letter

Dated             , 2012

To

Sub-Advisory Contract

Among

MTB Group of Funds,

Rodney Square Management Corporation,

And

Wilmington Trust Investment Advisors, Inc.

Funds	Percentage of RSMC Advisory Fee Paid to WTIA Based on Current Asset Allocation by RSMC
MTB Short Duration Government Bond Fund	20%
MTB Short-Term Corporate Bond Fund	20%
MTB U.S. Government Bond Fund	20%
MTB New York Municipal Bond Fund	0%
MTB Pennsylvania Municipal Bond Fund	0%
MTB Maryland Municipal Bond Fund	0%
MTB Virginia Municipal Bond Fund	0%
MTB Intermediate-Term Bond Fund	20%
MTB Income Fund	20%
MTB Strategic Allocation Fund	80%
MTB Large Cap Value Fund	80%
MTB Large Cap Growth Fund	100%
MTB Mid Cap Growth Fund	100%
MTB Small Cap Growth Fund	100%
MTB International Equity Fund	80%
MTB U.S. Treasury Money Market Fund	50%
MTB U.S. Government Money Market Fund	50%
MTB Tax-Free Money Market Fund	50%
MTB Money Market Fund	50%
MTB Prime Money Market Fund	50%
MTB New York Tax-Free Money Market Fund	50%
MTB Pennsylvania Tax-Free Money Market Fund	50%
MTB Managed Allocation Fund – Moderate Growth II	80%

APPENDIX C

MTB Group of Funds

Nominating and Governance Committee Charter

The Nominating and Governance Committee (the “Committee”) of the MTB Group of Funds (the “Trust”) shall be composed solely of Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (individually, an “Independent Trustee” and collectively, the “Independent Trustees”). The Board of the Trust shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Board shall serve as chair of the Committee.

Purpose. The mission of the Committee is to select and nominate for election to the full Board appropriate candidates for service as Trustees of the Trust. In addition, the mission of the Committee is to provide a forum for the Independent Trustees to address important issues of corporate governance for the Trust, including to make appropriate recommendations to the full Board regarding sound governance practices.

Meetings. Meetings of the Committee shall be held as necessary at such times and places as determined from time to time by the Chair of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business. The Committee shall report its activities to the full Board.

Nominating Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider nominations consistent with the Nomination and Appointment Policy that is Schedule A to this Committee Charter. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund’s agents or service providers, counsel to the Fund and Independent Trustees and Qualifying Fund Shareholders (as that term is defined in Schedule A). In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. The Committee shall make nominations to the Board for membership on all committees of the Board and shall review committee assignments at least annually as part of the annual Board self-evaluation.

Governance Responsibilities. The core philosophy of the Independent Trustees is an unwavering commitment to protecting the best interests of Trust shareholders. The Board has developed a set of practices to guide the Board and the Committee in considering governance issues, which are set forth in Schedule B to this Charter. In addition, the Committee shall have the following specific functions: (1) to periodically review trustee compensation (including compensation for service on any committee) and recommend to the full Board any changes to that compensation; (2) to conduct the annual self evaluation of the Board of the Trust and its committees as called for by the SEC fund governance rules; (3) to periodically review the independence of the Independent Trustees; and (4) to periodically review and, as appropriate, recommend changes in Board governance policies, procedures and practices concerning the structure and operations of the Board, as set forth in Schedule B.

Miscellaneous. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain and compensate special counsel, search and consulting firms and other experts, at the expense of the Trust or the appropriate Fund of the Trust. The Committee shall review this Charter periodically and shall recommend any changes thereto to the full Board of the Trust. The approval of the full Board is required for the initial adoption of, and any material amendment to, this Charter and its Schedules.

*                                         *                                         *

Schedule A

NOMINATION AND APPOINTMENT POLICY

1. The Committee believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2. Nomination Factors. In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•

whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•

the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•	the interplay of the candidate’s experience with the experience of other Board members;

•	the extent to which the candidate would be a desirable addition to the Board and any committees thereof; and

•	the character, integrity and collegiality of the person.

3. Shareholder Nominations. While the Committee is solely responsible for the selection and recommendation of candidates to the Board of Trustees, the Committee will consider nominees recommended by Qualifying Shareholders if a vacancy occurs among those Board members who are Independent Board Members.

A Qualifying Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary,  1/2 of 1% or more of the Trust’s outstanding shares; and (ii) has been a shareholder of  1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee.

Such recommendations shall be directed to the Secretary of the Trust at such address as is set forth in the Trust’s disclosure documents, and should include: (i) the name and address of the Qualifying Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Shareholder and the length of time that such shares have been so owned by the Qualifying Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

4. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Trust and include detailed information concerning the candidate’s qualifications and experience.

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Schedule B

Governance Practices

The following is a list of policies or practices that the Independent Trustees and the Board of Trustees of the MTB Group of Funds (the “Funds”) originally adopted on February 23, 2001 and amended on December 15, 2005 in response to Rule 01(a)(7) under the Investment Company Act of 1940.

1. Supermajority of Independent Trustees: At least 75% of the Trustees of the Funds shall be Independent Trustees.

2. Persons Formerly Affiliated with the Adviser, Principal Underwriter and certain Affiliates: Former officers or Trustees of the Funds’ investment adviser, principal underwriter or their affiliates shall not serve as Independent Trustees of the Funds.

3. Control of the Nominating Process by Independent Trustees: Independent Trustees shall be selected and nominated by the incumbent Independent Trustees.

4. Compensating Independent Trustees: Independent Trustees shall establish the appropriate compensation for serving as Trustees of the Funds.

5. Fund Ownership Policy: Members of the Board of the Funds are encouraged to invest in one or more funds that are suitable for a Trustee’s investment needs.

6. Qualified Independent Counsel and Other Experts: Independent Trustees shall have qualified investment company counsel who is independent from the Funds’ investment adviser and the Funds’ other material service providers. Independent Trustees shall also have express authority to hire employees and retain advisers and experts necessary to carry out their duties, and to consult with the Funds’ independent auditors or other experts, as appropriate, when faced with issues that they believe require special expertise. The Independent Trustees are further authorized to use Fund assets to pay the fees and expenses associated with the foregoing.

7. Annual Questionnaire on Relationships with the Adviser and Other Service Providers: Independent Trustees shall complete on an annual basis a questionnaire on business, financial and family relationships, if any, with the adviser, principal underwriter, other service providers and their affiliates.

8. Organization and Operation of the Audit Committee: The Funds have created and shall maintain an audit committee composed exclusively of Independent Trustees and have adopted a charter for such committee specifying its powers and duties. The Audit Committee will meet at least once each year with the Funds’ independent auditors, and will secure from such auditors an annual representation with respect to their independence.

9. Separate Meetings of Independent Trustees: Independent Trustees will meet separately with counsel in connection with each regular meeting of the Board.

10. Insurance Coverage and Indemnification: The Funds shall maintain directors’ and officers’/errors and omissions insurance coverage that is adequate, in the opinion of the Independent Trustees, to ensure the independence and effectiveness of Independent Trustees.

11. Unitary or Cluster Boards: The Funds shall be organized with a unitary board for all the funds in the complex advised by affiliates of M&T Bank.

12. Evaluation of Board Performance: The Board shall evaluate annually the performance of the Board and its committees, including a consideration of the effectiveness of the committee structure of the Fund Board and the number of funds on whose board each Trustee serves. The Board also may consider the adequacy of information received, issues discussed and deliberative process.

13. Orientation and Education: Appropriate orientation shall be provided to new Trustees and the Board shall receive continuing education on an ad hoc periodic basis through reports at board meetings, supplementary written materials and participation in appropriate formal programs.

14. Chairman of the Board: The Board of Trustees shall be chaired by an Independent Trustee with the powers and responsibilities designated by the Bylaws of the Funds.

The Board had elected not to adopt policies with respect to the following recommended practices.

1. Retirement Policy

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the Proxy Card below at hand.

2)    Go to website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the Proxy Card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the Proxy Card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

If you vote by Telephone or Internet,

you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	FUND NAME PRINTS HERE

					For All	Withhold All	For All Except
								INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s number(s) in the space provided below.
Proposal 1.	To elect Current Trustees of the Trust.
	(01)	Joseph J. Castiglia	(05)	Dr. Marguerite D. Hambleton
	(02)	William H. Cowie, Jr.	(06)	Richard B. Seidel	☐	☐	☐
	(03)	John S. Cramer	(07)	Kenneth G. Thompson
	(04)	Daniel R. Gernatt, Jr.
	To elect Additional Trustees of the Trust.
	(08)	Robert H. Arnold	(11)	R. Samuel Fraundorf
	(09)	Dr. Eric Brucker	(12)	Nicholas A. Giordano
	(10)	Robert J. Christian
									For Against	Abstain
Proposal 2.	To approve a new investment advisory agreement between MTB Group of Funds, on behalf of each Fund, and Rodney Square Management Corporation (to be renamed Wilmington Funds Management Corporation).								☐ ☐	☐

Proposal 3.	To approve a new investment sub-advisory agreement among MTB Group of Funds, on behalf of each Fund, Rodney Square Management Corporation (to be renamed Wilmington Funds Management Corporation) and Wilmington Trust Investment Advisors, Inc. (formerly known as MTB Investment Advisors, Inc.).								☐ ☐	☐

The Board of Trustees of the MTB Group of Funds recommends that you cast your vote FOR the proposals above as further described in the Proxy Statement.
WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]				Date	Signature [PLEASE SIGN WITHIN BOX]			Date

Important Notice Regarding the Availability of Proxy Materials for MTB Group of Funds Shareholder Meeting

to Be Held on March 8, 2012. The Proxy Statement for this meeting is available at: www.mtbfunds.com

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<XXXXX>2

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF MTB GROUP OF FUNDS

TO BE HELD ON MARCH 8, 2012

The undersigned, revoking previous proxies, hereby appoint(s) Michael D. Daniels, Jeffrey M. Seling and Eric B. Paul, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the series of MTB Group of Funds (the “Funds”), as indicated on the reverse side, which the undersigned is entitled to vote at a Special Meeting of Shareholders of MTB Group of Funds (the “Trust”) to be held at 3:00 pm Eastern Time on March 8, 2012, at the principal executive offices of the Trust, located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

This proxy is solicited on behalf of the Board of Trustees of the Trust on behalf of the Funds.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposals listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on reverse side and return promptly in enclosed envelope.